Exhibit 99.2

Supplemental **Disclosure**

Quarter ended March 31, 2025

BRIXMOR Property Group | BRX LISTED NYSE

>	SUPPLEMENTAL DISCLOSURE

Three Months Ended March 31, 2025

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA & Reconciliation of Debt Obligations, Net to Net Principal Debt	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Obligations	14
Covenant Disclosure	15
Investment Summary
Acquisitions	17
Dispositions	18
Anchor Space Repositioning Summary	19
Outparcel Development Summary	20
Redevelopment Summary	21
Future Redevelopment Opportunities	23
Portfolio Summary
Portfolio Overview	26
Portfolio Composition	27
Top Forty Retailers Ranked by ABR	28
New & Renewal Lease Summary	29
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	30
Lease Expiration Schedule	31
Major CBSA Detail	32
Properties by State	35
Property List	36

Note: Financial and operational information is unaudited.

For additional information, please visit https://www.brixmor.com; follow Brixmor on LinkedIn at https://www.linkedin.com/company/brixmor, Facebook at https://www.facebook.com/Brixmor, Instagram at https://www.instagram.com/brixmorpropertygroup, and YouTube at https://www.youtube.com/user/Brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as such factors may be updated from time to time in the Company's periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s other periodic filings with the SEC. The forward looking statements speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except to the extent otherwise required by law.

Supplemental Disclosure - Three Months Ended March 31, 2025

GLOSSARY OF TERMS	↩ Table of Contents

Term	Definition

Adjusted SOFR	Secured Overnight Financing Rate, plus 0.10%.

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement and landlord costs.

Annualized Base Rent ("ABR")	Contractual monthly base rent as of a specified date, under leases that have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent differs from how rent is calculated in accordance with GAAP for purposes of financial statements. See Straight-line Rent definition for additional information. For purposes of calculating ABR, all signed or commenced leases with an initial term of one year or greater are included and all signed leases on space that will be vacated by existing tenants in the near term are excluded.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases with an initial term of one year or greater, as of a specified date.

Core-Based Statistical Areas ("CBSA")	Defined by the United States Census Bureau as the collection of both Metropolitan and Micropolitan Statistical Areas. Metropolitan Statistical Areas are defined as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting. Micropolitan Statistical Areas are defined as a region with at least one urbanized area that has a population of at least 10,000 but less than 50,000, plus adjacent territories that have a high degree of social and economic integration with the central county or counties as measured through commuting.
References to CBSA rank are based on population estimates from Synergos Technologies, Inc.

EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, & Net Principal Debt to Adjusted EBITDA, trailing twelve months
Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income (calculated in accordance with GAAP) before non-controlling interests to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (calculated in accordance with GAAP) before non-controlling interests excluding (i) interest expense, (ii) federal and state taxes, and (iii) depreciation and amortization. EBITDAre, which is computed in accordance with Nareit's definition, represents EBITDA excluding (i) gains and losses from the sale of certain real estate assets, (ii) gains and losses from change in control, (iii) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjusted EBITDA represents EBITDAre excluding (i) gain (loss) on extinguishment of debt, net and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA excluding (i) straight-line rental income, net, (ii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements and (iii) straight-line ground rent expense, net. Net Principal Debt to Adjusted EBITDA, current quarter annualized and Net Principal Debt to Adjusted EBITDA, trailing twelve months are calculated as Net Principal Debt divided by quarterly annualized Adjusted EBITDA or trailing twelve month Adjusted EBITDA, respectively. EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months are calculated after adjustments for unconsolidated joint ventures to reflect each measure on the same basis.

Generally Accepted Accounting Principles ("GAAP")	GAAP refers to a common set of United States of America accounting rules, standards, and procedures issued by the Financial Accounting Standards Board.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases with an initial term of one year or greater, as of a specified date, excluding all signed leases on space that will be vacated by existing tenants in the near term.

Local Tenants	Single-state operators with fewer than 20 locations.

Major Tenants	Any grocer and all national / regional anchor tenants.

Nareit	National Association of Real Estate Investment Trusts.

Nareit Funds From Operations (“FFO")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income (calculated in accordance with GAAP) to Nareit FFO is provided on page 8.
Nareit defines FFO as net income (calculated in accordance with GAAP) excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

National / Regional Tenants	Multi-state operators or single-state operators with 20 or more locations and state agencies and government offices. Includes franchise locations.

Net Effective Rent Before Tenant Specific Landlord Work	Average ABR PSF over the lease term adjusted for tenant improvements and allowances (excluding base building costs) and third-party leasing commissions. For purposes of calculating net effective rent before tenant specific landlord work, ABR PSF includes the GLA of lessee-owned leasehold improvements.

Net Operating Income ("NOI")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income (calculated in accordance with GAAP) to NOI is provided on page 10.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents, and other revenues) less direct property operating expenses (operating costs and real estate taxes). NOI excludes (i) lease termination fees, (ii) straight-line rental income, net, (iii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements, (iv) straight-line ground rent expense, net, (v) depreciation and amortization, (vi) impairment of real estate assets, (vii) general and administrative expense, and (viii) other income and expense (including interest expense and gain on sale of real estate assets).

Net Principal Debt
Debt obligations, net, calculated in accordance with GAAP, excluding net unamortized premium or discount and deferred financing fees less cash, cash equivalents, and restricted cash. A reconciliation of debt obligations, net to Net Principal Debt is provided on page 7.

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

New Development & Reinvestment Stabilization	New Development and Reinvestment projects are deemed stabilized upon reaching 90.0% billed occupancy of the impacted space. New Development projects are included in the operating portfolio upon the earlier of (i) reaching 90.0% billed occupancy of the impacted space or (ii) one year after the associated assets are placed in service.

NOI Yield	Calculated as the projected incremental NOI as a percentage of the estimated incremental third-party costs of a specified project, net of any project specific credits (lease termination fees or other ancillary credits).

Non-controlling Interests	Relate to the portion of Brixmor Property Group Inc. held by the non-controlling interest holders.

Non-owned Major Tenants	Also known as shadow anchors. Refers to tenants that are situated on parcels that are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel(s)
Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Outparcel Development	Construction of a new outparcel. May also refer to the demolition of an existing outparcel building to accommodate the construction of a new outparcel.

Percent Billed	Billed GLA as a percentage of total GLA.

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 1

GLOSSARY OF TERMS				↩ Table of Contents

Term	Definition
Percent Leased	Leased GLA as a percentage of total GLA.

PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration, significant remerchandising, and upgrades or demolition of a portion of the shopping center to accommodate new retailers.

Reinvestment Projects	Represents anchor space repositioning, outparcel development, and/or redevelopment projects.

Rent Spread	Represents the percentage change in contractual ABR PSF in the first year of the new lease relative to contractual ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable. For purposes of calculating rent spreads, ABR PSF includes the GLA of lessee-owned leasehold improvements.

New Rent Spread	Includes new leases signed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months, new leases signed on first generation space, and new leases that are ancillary in nature regardless of term are deemed non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases signed with the same tenant in all or a portion of the same location or that include the expansion into space that was occupied within the prior 12 months. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months and renewals that are ancillary in nature regardless of term are deemed non-comparable and excluded from Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal, and option leases.

Same Property NOI
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income (calculated in accordance with GAAP) to Same Property NOI is provided on page 11.
Represents NOI of properties owned for the entirety of both periods and excluding properties under development and completed New Development properties that have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance company.

	Number of Properties in Same Property NOI Analysis:	Three Months Ended 3/31/25	Twelve Months Ended 12/31/24

	Total properties in Brixmor Property Group portfolio	361	363
	Acquired properties excluded from Same Property NOI	(7)	(8)
	Additional exclusions (1)	(6)	(8)
	Same Property NOI pool (2)	348	347

(1) Additional exclusions for the three months ended March 31, 2025 and 2024 include five properties that were subject to partial dispositions in 2024 and one property that was subject to partial disposition in 2025.
(2) The Same Property NOI pool includes the balance of a shopping center when an outparcel has been acquired or if a partial disposition can be disaggregated from the remaining property. One outparcel acquired in 2024 and one land parcel acquired in 2025 are excluded from the Same Property NOI pool for the three months ended March 31, 2025 and 2024.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Secured Overnight Financing Rate ("SOFR")	SOFR is a benchmark interest rate for dollar-denominated derivatives and loans that replaced the London Interbank Offered Rate ("LIBOR").

Straight-line Rent
Non-cash revenue recognized related to the GAAP requirement to average a tenant's contractual base rent over the life of the lease. The Company commences recognizing rental revenue based on the date it makes the underlying asset available for use by the tenant. The cumulative difference between rental revenue recognized and contractual payment terms is recognized as deferred rent and included in Receivables, net on the Consolidated Balance Sheets. The Company periodically evaluates the collectability of its receivables related to straight-line rent. Any receivables that are deemed to be uncollectible are recognized as a reduction to straight-line rental income, net.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

Non-GAAP Performance Measures

The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, & Net Principal Debt to Adjusted EBITDA, trailing twelve months	Considering the nature of its business as a real estate owner and operator, the Company believes that EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months, are useful to investors in measuring its operating performance because they exclude items included in net income (calculated in accordance with GAAP) before non-controlling interests that do not relate to or are not indicative of the operating performance of the Company’s real estate. The Company believes EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months are widely known and understood measures of performance, independent of a company's capital structure and items which can make periodic and peer analyses of performance more difficult, and that these metrics can provide investors with a more consistent basis by which to compare the Company with its peers.

• Nareit FFO	Considering the nature of its business as a real estate owner and operator, the Company believes that Nareit FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income (calculated in accordance with GAAP) that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets.

• NOI and Same Property NOI	Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its portfolio because the definition excludes various items included in net income (calculated in accordance with GAAP) that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as lease termination fees, straight-line rental income, net, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, straight-line ground rent expense, net, income or expense associated with the Company's captive insurance company, depreciation and amortization, impairment of real estate assets, general and administrative expense, and other income and expense (including interest expense and gain on sale of real estate assets). The Company believes that Same Property NOI is also useful to investors because it further eliminates disparities in NOI by only including NOI of properties owned for the entirety of both periods presented and excluding properties under development and completed New Development properties that have been stabilized for less than one year and therefore provides a more consistent metric for comparing the operating performance of the Company's real estate between periods.

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 2

RESULTS OVERVIEW & GUIDANCE					↩ Table of Contents
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Twelve Months Ended
Summary Financial Results	3/31/25	3/31/24	3/31/25	3/31/24
Total revenues (page 6)	$ 337,512	$ 320,241	$ 337,512	$ 320,241
Net income attributable to Brixmor Property Group Inc. (page 6)	69,729	88,905	69,729	88,905
Net income attributable to Brixmor Property Group Inc. per diluted share (page 6)	0.23	0.29	0.23	0.29
NOI (page 10)	239,435	232,002	239,435	232,002
EBITDA (page 7)	230,125	232,322	230,125	232,322
EBITDAre (page 7)	227,055	217,180	227,055	217,180
Adjusted EBITDA (page 7)	227,076	217,225	227,076	217,225
Cash Adjusted EBITDA (page 7)	217,214	207,941	217,214	207,941
Nareit FFO (page 8)	171,107	163,436	171,107	163,436
Nareit FFO per diluted share (page 8)	0.56	0.54	0.56	0.54
Items that impact FFO comparability, net per share (page 8)	(0.00)	(0.00)	(0.00)	(0.00)
Dividends declared per share (page 8)	0.2875	0.2725	0.2875	0.2725
Dividend payout ratio (as % of Nareit FFO) (page 8)	51.4%	50.2%	51.4%	50.2%

	Three Months Ended
Summary Operating and Financial Ratios	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24
NOI margin (page 10)	74.0%	72.9%	74.4%	76.0%	74.7%
Same property NOI performance (page 11) (1)	2.8%	4.7%	4.1%	5.5%	5.9%
Fixed charge coverage, current quarter annualized (page 13)	4.2x	4.0x	3.9x	4.1x	4.2x
Fixed charge coverage, trailing twelve months (page 13)	4.0x	4.0x	4.1x	4.2x	4.3x
Net Principal Debt to Adjusted EBITDA, current quarter annualized (page 7) (2)	5.5x	5.7x	5.7x	5.6x	5.6x
Net Principal Debt to Adjusted EBITDA, trailing twelve months (page 7) (2)	5.7x	5.7x	5.7x	5.8x	5.9x

Outstanding Classes of Stock	As of 3/31/25	As of 12/31/24	As of 9/30/24	As of 6/30/24	As of 3/31/24
Common shares outstanding (page 13)	306,060	305,492	302,063	301,345	301,299

	Three Months Ended
Summary Acquisitions and Dispositions	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24
Aggregate purchase price of acquisitions (page 17)	$ 3,100	$ 211,835	$ 63,925	$ 17,250	$ —
Aggregate sale price of dispositions (page 18)	22,750	69,300	73,760	345	68,960
NOI adjustment for acquisitions and dispositions, net (3)	(1,157)

Summary Portfolio Statistics (4)	As of 3/31/25	As of 12/31/24	As of 9/30/24	As of 6/30/24	As of 3/31/24
Number of properties (page 26)	361	363	360	360	359
Percent billed (page 26)	90.0%	91.4%	91.9%	91.4%	90.6%
Percent leased (page 26)	94.1%	95.2%	95.6%	95.4%	95.1%
ABR PSF (page 26)	$ 17.94	$ 17.66	$ 17.44	$ 17.26	$ 17.12
New lease rent spread (page 29)	47.5%	34.4%	31.8%	50.2%	39.7%
New & renewal lease rent spread (page 29)	20.5%	21.0%	21.8%	27.7%	19.5%
Total - new, renewal & option lease rent spread (page 29)	15.0%	16.1%	15.9%	19.7%	14.1%
Total - new, renewal & option GLA (page 29)	2,247,394	2,531,648	2,073,869	2,343,546	2,626,599

2025 Guidance	Current	Previous (at 2/10/25)	YTD
Nareit FFO per diluted share	$2.19 - $2.24	$2.19 - $2.24	$0.56
Same property NOI performance	3.50% - 4.50%	3.50% - 4.50%	2.8%

(1) Reflects same property NOI as reported for the specified period.
(2) Net Principal Debt is as of the end of each specified period.
(3) Represents an estimate of the incremental NOI that the Company would have recognized if the assets that were acquired during the quarter had been owned for the full quarter, adjusted for one-time items, net of NOI recognized during the quarter for the assets that were disposed of during the quarter.
(4) Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 3

>	FINANCIAL SUMMARY

Supplemental Disclosure
Three Months Ended March 31, 2025

CONSOLIDATED BALANCE SHEETS			↩ Table of Contents
Unaudited, dollars in thousands, except share information

	As of	As of
	3/31/25	12/31/24
Assets
Real estate
Land	$1,833,408	$1,834,814
Buildings and tenant improvements	8,951,610	8,895,571
Construction in progress	110,072	152,260
Lease intangibles	515,063	526,412
	11,410,153	11,409,057
Accumulated depreciation and amortization	(3,445,994)	(3,410,179)
Real estate, net	7,964,159	7,998,878
Cash and cash equivalents	106,534	377,616
Restricted cash	894	1,076
Marketable securities	19,913	20,301
Receivables, net, including straight-line rent receivables of $216,074 and $208,785, respectively	274,082	281,947
Deferred charges and prepaid expenses, net	165,172	167,080
Real estate assets held for sale	4,976	4,189
Other assets	59,029	57,827
Total assets	$8,594,759	$8,908,914

Liabilities
Debt obligations, net	$5,104,112	$5,339,751
Accounts payable, accrued expenses and other liabilities	536,618	585,241
Total liabilities	5,640,730	5,924,992

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
315,187,135 and 314,619,008 shares issued and 306,060,143 and 305,492,016
shares outstanding	3,061	3,055
Additional paid-in capital	3,424,042	3,431,043
Accumulated other comprehensive income	4,075	8,218
Distributions in excess of net income	(477,401)	(458,638)
Total stockholders' equity	2,953,777	2,983,678
Non-controlling interests	252	244
Total equity	2,954,029	2,983,922
Total liabilities and equity	$8,594,759	$8,908,914

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS		↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended
	3/31/25	3/31/24
Revenues
Rental income	$337,241	$319,489
Other revenues	271	752
Total revenues	337,512	320,241

Operating expenses
Operating costs	39,211	37,157
Real estate taxes	44,893	41,408
Depreciation and amortization	105,597	91,218
General and administrative	28,173	28,491
Total operating expenses	217,874	198,274

Other income (expense)
Dividends and interest	1,706	3,877
Interest expense	(54,084)	(51,488)
Gain on sale of real estate assets	3,070	15,142
Other	(593)	(593)
Total other expense	(49,901)	(33,062)

Net income	69,737	88,905
Net income attributable to non-controlling interests	(8)	—
Net income attributable to Brixmor Property Group Inc.	$69,729	$88,905

Net income attributable to Brixmor Property Group Inc. per common share:
Basic	$0.23	$0.29
Diluted	$0.23	$0.29
Weighted average shares:
Basic	306,766	302,021
Diluted	307,252	302,712

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 6

EBITDA & RECONCILIATION OF DEBT OBLIGATIONS, NET TO NET PRINCIPAL DEBT		↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended
	3/31/25	3/31/24

Net income	$69,737	$88,905
Interest expense	54,084	51,488
Federal and state taxes	707	711
Depreciation and amortization	105,597	91,218
EBITDA	230,125	232,322
Gain on sale of real estate assets	(3,070)	(15,142)
EBITDAre	$227,055	$217,180

EBITDAre	$227,055	$217,180
Transaction expenses, net	21	45
Adjusted EBITDA	$227,076	$217,225

Adjusted EBITDA	$227,076	$217,225
Straight-line rental income, net	(7,481)	(7,555)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(2,515)	(1,724)
Straight-line ground rent expense, net (1)	134	(5)
Total adjustments	(9,862)	(9,284)
Cash Adjusted EBITDA	$217,214	$207,941

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Reconciliation of Debt Obligations, Net to Net Principal Debt
	As of
	3/31/25
Debt obligations, net	$5,104,112
Less: Net unamortized premium	(12,907)
Add: Deferred financing fees	27,248
Less: Cash, cash equivalents and restricted cash	(107,428)
Net Principal Debt	$5,011,025

Adjusted EBITDA, current quarter annualized	$908,304
Net Principal Debt to Adjusted EBITDA, current quarter annualized	5.5x

Adjusted EBITDA, trailing twelve months	$882,661
Net Principal Debt to Adjusted EBITDA, trailing twelve months	5.7x

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 7

FUNDS FROM OPERATIONS (FFO)		↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended
	3/31/25	3/31/24

Net income attributable to Brixmor Property Group Inc.	$69,729	$88,905
Depreciation and amortization related to real estate	104,448	89,673
Gain on sale of real estate assets	(3,070)	(15,142)
Nareit FFO	$171,107	$163,436

Nareit FFO per diluted share	$0.56	$0.54
Weighted average diluted shares outstanding	307,252	302,712

Items that impact FFO comparability
Transaction expenses, net	$(21)	$(45)
Total items that impact FFO comparability	$(21)	$(45)
Items that impact FFO comparability, net per share	$(0.00)	$(0.00)

Additional Disclosures
Straight-line rental income, net	$7,481	$7,555
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	2,515	1,724
Straight-line ground rent expense, net (1)	(134)	5

Dividends declared per share	$0.2875	$0.2725
Dividends declared	$87,991	$82,104
Dividend payout ratio (as % of Nareit FFO)	51.4%	50.2%

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL			↩ Table of Contents
Unaudited, dollars in thousands

	As of	As of
	3/31/25	12/31/24

Deferred charges and prepaid expenses, net
Deferred charges, net	$141,891	$143,611
Prepaid expenses, net	23,281	23,469
Total deferred charges and prepaid expenses, net	$165,172	$167,080

Other assets
Right-of-use asset	$41,136	$38,784
Furniture, fixtures and leasehold improvements, net	14,450	13,827
Interest rate swaps	197	1,974
Other	3,246	3,242
Total other assets	$59,029	$57,827

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$231,145	$280,819
Below market leases, net	116,775	120,261
Dividends payable	90,832	91,805
Lease liability	43,941	41,467
Interest rate swaps	2,940	598
Other	50,985	50,291
Total accounts payable, accrued expenses and other liabilities	$536,618	$585,241

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL		↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended
	3/31/25	3/31/24
Net Operating Income Detail
Base rent	$237,392	$227,476
Expense reimbursements	78,711	72,255
Revenues deemed uncollectible	(2,628)	143
Ancillary and other rental income / Other revenues	5,952	6,438
Percentage rents	3,978	4,260
Operating costs	(39,077)	(37,162)
Real estate taxes	(44,893)	(41,408)
Net operating income	$239,435	$232,002

Operating Ratios
NOI margin (NOI / revenues)	74.0%	74.7%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	93.7%	92.0%

Reconciliation of Net Income attributable to Brixmor Property Group Inc. to Net Operating Income
Net income attributable to Brixmor Property Group Inc.	$69,729	$88,905
Lease termination fees	(4,111)	(390)
Straight-line rental income, net	(7,481)	(7,555)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(2,515)	(1,724)
Straight-line ground rent expense, net (1)	134	(5)
Depreciation and amortization	105,597	91,218
General and administrative	28,173	28,491
Total other expense	49,901	33,062
Net income attributable to non-controlling interests	8	—
Net operating income	$239,435	$232,002

Supplemental Statement of Operations Detail
Rental income
Base rent	$237,392	$227,476
Expense reimbursements	78,711	72,255
Revenues deemed uncollectible	(2,628)	143
Lease termination fees	4,111	390
Straight-line rental income, net	7,481	7,555
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	2,515	1,724
Ancillary and other rental income	5,681	5,686
Percentage rents	3,978	4,260
Total rental income	$337,241	$319,489

Other revenues	$271	$752

Interest expense
Note interest	$46,010	$45,625
Unsecured credit facility and term loan interest	8,267	5,715
Capitalized interest	(1,264)	(920)
Deferred financing cost amortization	1,766	1,796
Debt premium and discount accretion, net	(695)	(728)
Total interest expense	$54,084	$51,488

Other
Federal and state taxes	$707	$711
Other	(114)	(118)
Total other	$593	$593

Additional Disclosures
Capitalized construction compensation costs	$4,511	$4,935
Capitalized real estate taxes, insurance, and utilities	726	983
Capitalized leasing legal costs (2)	331	1,006
Capitalized leasing commission costs	1,816	2,079
Equity compensation expense, net	4,113	3,359

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.
(2) Capitalized leasing legal costs represent incremental direct costs associated with the execution of a lease.

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 10

SAME PROPERTY NOI ANALYSIS		↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended
	3/31/25	3/31/24	Change
Same Property NOI Analysis
Number of properties	348	348	—
Percent billed	90.1%	90.7%	(0.6)%
Percent leased	94.3%	95.3%	(1.0)%

Revenues
Base rent	$228,448	$219,174
Expense reimbursements	75,453	69,668
Revenues deemed uncollectible	(2,426)	269
Ancillary and other rental income / Other revenues	5,697	6,184
Percentage rents	3,824	4,203
	310,996	299,498	3.8%
Operating expenses
Operating costs	(37,456)	(35,481)
Real estate taxes	(42,955)	(39,720)
	(80,411)	(75,201)	6.9%
Same property NOI	$230,585	$224,297	2.8%

NOI margin	74.1%	74.9%
Expense recovery ratio	93.8%	92.6%

Percent Contribution to Same Property NOI Performance:
	Change	Percent Contribution
Base rent	$9,274	4.1%
Revenues deemed uncollectible	(2,695)	(1.2)%
Net expense reimbursements	575	0.3%
Ancillary and other rental income / Other revenues	(487)	(0.2)%
Percentage rents	(379)	(0.2)%
		2.8%

Reconciliation of Net Income attributable to Brixmor Property Group Inc. to Same Property NOI
Net income attributable to Brixmor Property Group Inc.	$69,729	$88,905
Adjustments:
Non-same property NOI	(8,850)	(7,705)
Lease termination fees	(4,111)	(390)
Straight-line rental income, net	(7,481)	(7,555)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(2,515)	(1,724)
Straight-line ground rent expense, net	134	(5)
Depreciation and amortization	105,597	91,218
General and administrative	28,173	28,491
Total other expense	49,901	33,062
Net income attributable to non-controlling interests	8	—
Same property NOI	$230,585	$224,297

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 11

CAPITAL EXPENDITURES		↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended
	3/31/25	3/31/24
Leasing related:
Tenant improvements and tenant inducements	$20,274	$21,749
External leasing commissions	2,889	3,507
	23,163	25,256

Maintenance capital expenditures	2,554	5,961
Total leasing related and maintenance capital expenditures	$25,717	$31,217

Value-enhancing:
Anchor space repositionings	$14,758	$12,126
Outparcel developments	3,583	2,159
Redevelopments	29,805	20,752
Other (1)	2,898	7,744
Total value-enhancing capital expenditures	$51,044	$42,781

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades, and solar projects.

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS				↩ Table of Contents
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			3/31/25	12/31/24
Equity Capitalization:
Common shares outstanding			306,060	305,492
Common share price			$26.55	$27.84
Total equity capitalization			$8,125,893	$8,504,897

Debt:
Revolving credit facility			$—	$—
Term loan facility			500,000	500,000
Unsecured notes			4,618,453	4,850,765
Total principal debt			5,118,453	5,350,765
Add: Net unamortized premium			12,907	14,279
Less: Deferred financing fees			(27,248)	(25,293)
Debt obligations, net			5,104,112	5,339,751
Less: Cash, cash equivalents and restricted cash			(107,428)	(378,692)
Net debt			$4,996,684	$4,961,059

Total market capitalization			$13,122,577	$13,465,956

Liquidity:
Cash, cash equivalents and restricted cash			$107,428	$378,692
Available under Revolving Credit Facility (1)			1,248,597	1,248,597
			$1,356,025	$1,627,289

Ratios:
Principal debt to total market capitalization			39.0%	39.7%
Principal debt to total assets, before depreciation			42.5%	43.4%
Unencumbered assets to unsecured debt			2.4x	2.3x
Net Principal Debt to Adjusted EBITDA, current quarter annualized (2)			5.5x	5.7x
Net Principal Debt to Adjusted EBITDA, trailing twelve months (2)			5.7x	5.7x
Interest coverage, current quarter annualized (Adjusted EBITDA / interest expense)			4.2x	4.0x
Interest coverage, trailing twelve months (Adjusted EBITDA / interest expense)			4.0x	4.0x
Fixed charge coverage, current quarter annualized (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.2x	4.0x
Fixed charge coverage, trailing twelve months (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.0x	4.0x

			As of	As of
			3/31/25	12/31/24
Percentage of total debt: (3)
Fixed			100.0%	100.0%
Variable			—%	—%
Unencumbered summary:
Percent of properties, ABR and NOI			100.0%	100.0%
Weighted average maturity (years):
Fixed			4.8	4.3
Variable			—	—
Total			4.8	4.3

Credit Ratings & Outlook: (4)

Fitch Ratings	BBB	Stable
Moody's Investors Service	Baa2	Stable
S&P Global Ratings	BBB	Stable

(1) Funds available under the Revolving Credit Facility are reduced by outstanding letters of credit totaling $1.4 million.
(2) Net Principal Debt is as of the end of each specified period.
(3) Includes the impact of the Company's interest rate swap agreements.
(4) As of April 28, 2025.

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 13

DEBT OBLIGATIONS			↩ Table of Contents
Unaudited, dollars in thousands

Maturity Schedule - Debt Obligations
Year	Maturities	Weighted Average Stated Interest Rate (1)
2025	$—	—%
2026	607,542	4.17%
2027	900,000	4.46%
2028	357,708	2.35%
2029	753,203	4.14%
2030	800,000	4.05%
2031	500,000	2.50%
2032	400,000	5.20%
2033	—	—%
2034	400,000	5.50%
2035+	400,000	5.75%
Total Debt Obligations	$5,118,453	4.22%

Net unamortized premium	12,907
Deferred financing costs	(27,248)
Debt Obligations, Net	$5,104,112

Summary of Outstanding Debt Obligations

	Outstanding	Weighted Average	Maturity	Percent of
Loan	Principal Balance	Stated Interest Rate (1)	Date	Total Indebtedness
Fixed Rate Debt:
Term Loan Facility (Adjusted SOFR + 93 basis points) (2)(3)(4)(5)	$500,000	4.91%	7/26/27	9.77%

Unsecured Notes
4.13% 2026 Brixmor OP Notes	600,000	4.13%	6/15/26	11.72%
7.97% 2026 Brixmor LLC Notes	694	7.97%	8/14/26	0.01%
7.65% 2026 Brixmor LLC Notes	6,100	7.65%	11/2/26	0.12%
7.68% 2026 Brixmor LLC Notes I	748	7.68%	11/2/26	0.01%
3.90% 2027 Brixmor OP Notes	400,000	3.90%	3/15/27	7.82%
6.90% 2028 Brixmor LLC Notes I	2,222	6.90%	2/15/28	0.04%
6.90% 2028 Brixmor LLC Notes II	5,486	6.90%	2/15/28	0.10%
2.25% 2028 Brixmor OP Notes	350,000	2.25%	4/1/28	6.84%
4.13% 2029 Brixmor OP Notes	750,000	4.13%	5/15/29	14.65%
7.50% 2029 Brixmor LLC Notes	3,203	7.50%	7/30/29	0.06%
4.05% 2030 Brixmor OP Notes	800,000	4.05%	7/1/30	15.63%
2.50% 2031 Brixmor OP Notes	500,000	2.50%	8/16/31	9.77%
5.20% 2032 Brixmor OP Notes	400,000	5.20%	4/1/32	7.82%
5.50%, 2034 Brixmor OP Notes	400,000	5.50%	2/15/34	7.82%
5.75%, 2035 Brixmor OP Notes	400,000	5.75%	2/15/35	7.82%
Total Fixed Rate Unsecured Notes	4,618,453	4.14%		90.23%

Total Fixed Rate Debt	$5,118,453	4.22%		100.00%

Variable Rate Debt:
Revolving Credit Facility (Adjusted SOFR + 83 basis points) (4)(5)	$—	5.34%	6/30/26	—%

Total Variable Rate Debt	$—	5.34%		—%

Total Debt Obligations	$5,118,453	4.22%		100.00%

Net unamortized premium	12,907
Deferred financing costs	(27,248)
Debt Obligations, Net	$5,104,112

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.
(2) Effective July 26, 2024, $300.0 million of the Term Loan Facility is swapped from SOFR to a fixed, combined rate of 4.08% (plus a spread, currently 93 basis points, and SOFR adjustment of 10 basis points) through the maturity of the loan on July 26, 2027.
(3) Effective May 1, 2023, $200.0 million of the Term Loan Facility is swapped from SOFR to a fixed, combined rate of 3.59% (plus a spread, currently 93 basis points, and SOFR adjustment of 10 basis points) through the maturity of the loan on July 26, 2027.
(4) Effective July 8, 2024, the Term Loan Facility and Revolving Credit Facility qualify for a 2 basis point rate reduction due to the achievement of certain sustainability metric targets for the year ended December 31, 2023.
(5) On April 24, 2025, the Company amended and restated its Revolving Credit Facility and Term Loan Facility. See Fourth Amended and Restated Revolving Credit and Second Amended and Restated Term Loan agreements, dated as of April 24, 2025 as Exhibits 10.1 and 10.2, respectively, to Form 10-Q, filed with the Securities and Exchange Commission on April 28, 2025.

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 14

COVENANT DISCLOSURE			↩ Table of Contents
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	3/31/25

I. Aggregate debt test	< 65%	43.5%
Total Debt		5,104,112
Total Assets		11,725,517

II. Secured debt test (1)	< 40%	N/A
Total Secured Debt (1)		—
Total Assets		11,725,517

III. Unencumbered asset ratio	> 150%	229.7%
Total Unencumbered Assets		11,725,517
Unsecured Debt		5,104,112

		Prior Twelve Months	Prior Six Months, Annualized
IV. Debt service test (2)	> 1.5x	3.7x	3.6x
Consolidated EBITDA		882,661	893,340
Annual Debt Service Charge		241,372	248,535

(1) The Company had no secured debt as of March 31, 2025.
(2) For the OP's 2.250% 2028 Notes, 4.050% 2030 Notes, 2.500% 2031 Notes, 5.200% 2032 Notes, 5.500% 2034 Notes, and 5.750% 2035 Notes, the covenant calculation reference period for calculating EBITDA and Debt Service Charge is the most recent twelve months for which it reported financial results. For all other OP Notes, the reference period is the most recent six months for which it reported financial results, annualized.

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the Securities and Exchange Commission on March 4, 2025 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	3/31/25

I. Leverage ratio	< 60%	34.0%
Total Outstanding Indebtedness		5,118,453
Balance Sheet Cash (1)		108,386
Total Asset Value		14,721,329

II. Secured leverage ratio (2)	< 40%	N/A
Total Secured Indebtedness (2)		—
Balance Sheet Cash (1)		108,386
Total Asset Value		14,721,329

III. Unsecured leverage ratio	< 60%	34.0%
Total Unsecured Indebtedness		5,118,453
Unrestricted Cash (3)		107,492
Unencumbered Asset Value		14,721,329

IV. Fixed charge coverage ratio	> 1.5x	4.3x
Total Net Operating Income		956,323
Capital Expenditure Reserve		9,553
Fixed Charges		220,307

(1) Balance Sheet Cash consists of the OP's Cash and cash equivalents, Restricted cash, and certain Marketable securities.
(2) The Company had no secured indebtedness as of March 31, 2025.
(3) Unrestricted Cash consists of the OP's Cash and cash equivalents and certain Marketable securities.

For detailed descriptions of the Unsecured Credit Facility covenant calculations and definitions of capitalized terms please refer to the Third Amended and Restated Revolving Credit and Term Loan Agreement, dated as of April 28, 2022 filed as Exhibit 10.1 to Form 10-Q, filed with the Securities and Exchange Commission on May 2, 2022.

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 15

>	INVESTMENT SUMMARY

Supplemental Disclosure
Three Months Ended March 31, 2025

ACQUISITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Purchase Date	Purchase Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Three Months Ended March 31, 2025
Land at Suffolk Plaza (4)	New York-Newark-Jersey City, NY-NJ	1/27/25	$3,100	1.3 Acres	—%	—	-
			$3,100	1.3 Acres

	TOTAL - THREE MONTHS ENDED MARCH 31, 2025		$3,100	1.3 Acres

(1) Data presented is as of the quarter end subsequent to the acquisition date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.
(4) Acquired in connection with future redevelopment project.

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 17

DISPOSITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Sale Date	Sale Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Three Months Ended March 31, 2025
Rollins Crossing - Buffalo Wild Wings (4)	Chicago-Naperville-Elgin, IL-IN	1/10/25	$2,450	10,000	100.0%	$18.20	Buffalo Wild Wings
Southland Shopping Center - multi-tenant outparcel (4)	Cleveland, OH	2/6/25	850	149,891	85.1%	4.00	Treasure Hunt
Chalfont Village Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2/28/25	4,700	46,051	59.5%	11.57	-
Rollins Crossing	Chicago-Naperville-Elgin, IL-IN	3/25/25	14,750	110,292	90.3%	14.46	Esporta Fitness, Harbor Freight Tools, Petco
			$22,750	316,234

	TOTAL - THREE MONTHS ENDED MARCH 31, 2025		$22,750	316,234

(1) Data presented is as of the quarter end prior to the sale date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.
(4) Represents partial sale of property. Data presented reflects only the portion of property sold.

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 18

f

ANCHOR SPACE REPOSITIONING SUMMARY					↩ Table of Contents
Dollars in thousands

	Property Name	CBSA			Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended March 31, 2025
1	Northeast Plaza	Atlanta-Sandy Springs-Roswell, GA			Combine adjacent spaces for a 24K SF Burlington Stores
In Process Projects (1)
2	Springdale	Mobile, AL			Remerchandise former Michaels with a 10K SF Five Below and additional retailers
3	Carmen Plaza	Oxnard-Thousand Oaks-Ventura, CA			Remerchandise former 24 Hour Fitness with a 37K SF specialty grocer
4	Rivercrest Shopping Center	Chicago-Naperville-Elgin, IL-IN			Remerchandise former Best Buy with a 55K SF Tony's Fresh Market (Heritage Grocers)
5	Pine Tree Shopping Center	Portland-South Portland, ME			Remerchandise former Big Lots with a 25K SF ALDI
6	Arborland Center	Ann Arbor, MI			Remerchandise former Bed Bath & Beyond with a 22K SF Marshalls, a 20K SF HomeGoods and additional retailers
7	Sun Ray Shopping Center - Project II	Minneapolis-St. Paul-Bloomington, MN-WI			Remerchandise former TJ Maxx and adjacent small shop space with a 19K SF Burlington Stores and additional retailers
8	Capitol Shopping Center	Concord, NH			Rightsize existing Burlington Stores to 23K SF to accommodate the addition of a 13K SF Boot Barn, a 10K SF Five Below, and a 9K SF Ulta
9	Bedford Grove	Manchester-Nashua, NH			Remerchandise former Bed Bath & Beyond with a 29K SF Planet Fitness and additional retailers
10	Roanoke Plaza	New York-Newark-Jersey City, NY-NJ			Remerchandise former TJ Maxx with a 15K SF Boot Barn and a junior anchor
11	Western Hills Plaza	Cincinnati, OH-KY-IN			Remerchandise former Staples with a 20K SF Ross Dress for Less and a 7K SF Rally House
12	Kingston Overlook	Knoxville, TN			Remerchandise former Badcock Furniture with a 24K SF Sprouts Farmers Market
13	Ridglea Plaza	Dallas-Fort Worth-Arlington, TX			Combine adjacent spaces for a 53K SF EōS Fitness
14	Northshore - Project II	Houston-Pasadena-The Woodlands, TX			Remerchandise and expand former Sellers Bros. with a 30K SF El Rancho (Heritage Grocers)

	Number of Projects	Net Estimated Costs (2)	Gross Costs to Date	Expected NOI Yield (2)
Total In Process	14	$66,700	$19,800	7% - 14%
STABILIZED ANCHOR SPACE REPOSITIONINGS

Projects Stabilized During the Three Months Ended March 31, 2025
1	Gateway Plaza	Los Angeles-Long Beach-Anaheim, CA			Remerchandise former Party City with an 11K SF Five Below and a 4K SF Wells Fargo
2	Arapahoe Crossings	Denver-Aurora-Centennial, CO			Remerchandise former Stein Mart with a 17K SF Ace Hardware and a 13K SF Activate
3	Coastal Way - Coastal Landing - Project II	Tampa-St. Petersburg-Clearwater, FL			Demolish former Sears to accommodate construction of a 104K SF BJ's Wholesale Club
4	Franklin Square	Charlotte-Concord-Gastonia, NC-SC			Rightsize existing Pep Boys to 8K SF to accommodate the addition of a 14K SF Boot Barn

	Number of Projects	Net Project Costs (2)	NOI Yield (2)
Total Stabilized	4	$20,900	11%

(1) As a result of evolving project plans, Culpeper Town Square was removed from the Company's in process projects.
(2) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 19

OUTPARCEL DEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

				Stabilization	Net Estimated	Gross Costs	Expected
	Property Name	CBSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)
IN PROCESS OUTPARCEL DEVELOPMENTS

	New Projects Added To In Process Pipeline During The Three Months Ended March 31, 2025
1	Redford Plaza	Detroit-Warren-Dearborn, MI	Construction of a 4K SF Clean Express Auto Wash	Jun-25	$350	$300	26%
2	Crown Point	Columbus, OH	Construction of a 0.3K SF Biggby Coffee with drive-thru	Dec-25	150	—	38%
3	Whitehall Square	Allentown-Bethlehem-Easton, PA-NJ	Construction of an 6K SF Mister Car Wash	Dec-25	200	200	93%
4	Paradise Pavilion	Milwaukee-Waukesha, WI	Construction of a 1K SF 7 Brew with drive-thru	Dec-25	750	500	9%
5	Laurel Square	New York-Newark-Jersey City, NY-NJ	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Chipotle with drive-thru and a 2K SF Quickway Japanese Hibachi; and construction of a 3K SF Starbucks with drive-thru	Jun-26	3,200	650	15%

	In Process Projects
6	Collegeville Shopping Center - Project I	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Demolition of former outparcel and construction of a 2K SF Chase Bank	Sep-25	100	100	81%
7	Collegeville Shopping Center - Project II	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 1K SF 7 Brew with drive-thru	Sep-25	100	100	80%
8	Pacoima Center	Los Angeles-Long Beach-Anaheim, CA	Construction of a 3K SF Starbucks with a drive-thru	Mar-26	900	450	29%

	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$5,750	$2,300	23%

				Stabilization		Net Project
	Property Name	CBSA	Project Description	Quarter		Costs (1,2)	NOI Yield (1,2)
STABILIZED OUTPARCEL DEVELOPMENTS
	Projects Stabilized During the Three Months Ended March 31, 2025
1	Panama City Square	Panama City-Panama City Beach, FL	Construction of a 6K SF LongHorn Steakhouse	Mar-25		$1,600	9%
2	Mansell Crossing	Atlanta-Sandy Springs-Roswell, GA	Construction of an 11K SF Cooper’s Hawk Winery & Restaurant	Mar-25		5,000	10%

	TOTAL STABILIZED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$6,600	9%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 20

REDEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	CBSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)
IN PROCESS REDEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended March 31, 2025
1	Sunrise Town Center	Miami-Fort Lauderdale-West Palm Beach, FL	Demolition of 52K SF former fitness center to accommodate construction of a 47K SF Publix; reconfigure and remerchandise several small shop spaces; and shopping center upgrades including façade renovations and parking lot improvements	17	Mar-27	$12,100	$450	14%
2	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ	Redevelopment of former Christmas Tree Shops with a 21K SF Sprouts Farmers Market and an additional retailer; remerchandise 19K SF of retail space with restaurants; and shopping center upgrades including facade renovations and parking lot reconfiguration	6	Mar-27	10,750	550	7%

	In Process Projects
3	WaterTower Plaza	Worcester, MA	Redevelopment of former Shaw's with a 46K SF grocer; reconfigure and remerchandise adjacent small shop space including an 11K SF Five Below and a 9K SF Ulta; and shopping center upgrades including the addition of patio areas, façade renovations, and parking enhancements	27	Jun-25	11,200	10,800	10%
4	Puente Hills Town Center	Los Angeles-Long Beach-Anaheim, CA	Redevelopment and expansion of several in-line retail spaces to accommodate a 20K SF ALDI; remerchandise existing adjacent small shop space including a 9K SF Five Below, an 8K SF Skechers, and a 5K SF Bath and Body Works; and shopping center upgrades including parking and sidewalk improvements	11	Sep-25	4,900	4,300	8%
5	College Plaza	New York-Newark-Jersey City, NY-NJ	Redevelopment of former Bob's Stores and adjacent retail space with a 21K SF Burlington Stores; remerchandise former Blink Fitness with a 10K SF Five Below and additional retailers; construction of outparcels including a 5K SF Chick-fil-A and a 4K SF Aspen Dental; and shopping center upgrades including façade and sidewalk renovations	25	Sep-25	12,900	10,750	10%
6	Jones Plaza	Houston-Pasadena-The Woodlands, TX	Relocation and expansion of existing Aaron's to 14K SF to accommodate a 15K SF La Michoacana Supermarket; and shopping center upgrades including façade renovations	9	Sep-25	2,150	2,000	15%
7	The Davis Collection	Sacramento-Roseville-Folsom, CA	Extensive redevelopment, reconfiguration, and rebranding of center including demolition of 92K SF to accommodate construction of a 25K SF Nordstrom Rack, a 17K SF PetSmart, a 10K SF Ulta, and approximately 20K SF of additional retail surrounding an outdoor community courtyard; construction of two multi-tenant outparcel buildings including a 4K SF Urban Plates, a 3K SF The Melt, a 2K SF Mendocino Farms, and additional retailers; and shopping center upgrades including construction of pedestrian plazas and walkways, new landscaping and signage, and parking enhancements	8	Dec-25	45,950	34,750	8%
8	Burlington Square I, II & III	Boston-Cambridge-Newton, MA-NH	Redevelopment and reconfiguration of center to accommodate new retailers including a 5K SF Tatte Bakery & Cafe, a 4K SF Life Alive Organic Cafe, and a 2K SF YogaSix; and shopping center upgrades including façade and sidewalk renovations, new landscaping and stormwater improvements, and common area enhancements	7	Dec-25	8,450	3,950	12%
9	Barn Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former anchor space with a 44K SF Whole Foods Market (Amazon) and an 11K SF Barnes & Noble; demolition of 5K SF to accommodate construction of an 8K SF multi-tenant outparcel including a 4K SF First Watch, a 2K SF Chipotle, and additional retailers; and shopping center upgrades including facade renovations and common area enhancements	42	Dec-25	14,400	11,350	8%
10	Preston Park Village	Dallas-Fort Worth-Arlington, TX	Redevelopment of former Kroger with a 24K SF HomeGoods and a 13K SF Petco; construction of a 3K SF outparcel; and shopping center upgrades including expansion and upgrade of existing outdoor dining patios, façade renovations, parking reconfiguration, and landscaping and signage enhancements	26	Mar-26	35,050	26,750	8%
11	Tinley Park Plaza (2)	Chicago-Naperville-Elgin, IL-IN	Redevelopment of former Walt's and adjacent space with a 22K SF Ross Dress for Less, a 9K SF Five Below, and additional retailers; construction of a 5K SF Fifth Third Bank outparcel; and shopping center upgrades including façade and roof renovations	22	Jun-26	11,550	10,500	13%
12	Hillcrest Market Place	Spartanburg, SC	Redevelopment and reconfiguration of adjacent small shop space to accommodate addition of a 6K SF J.Crew, a 5K SF Hallmark, and additional retailers surrounding a newly constructed outdoor community courtyard; and shopping center upgrades including facade, landscaping, and common area enhancements	38	Jun-26	5,000	1,250	10%
13	Wynnewood Village - Phase IV (3)	Dallas-Fort Worth-Arlington, TX	Ground-up construction of a 111K SF Target; remerchandise of existing anchor space with a 26K SF Burlington Stores; reconfiguration to accommodate new retailers including a 20K SF junior anchor; construction of two multi-tenant outparcel buildings; and shopping center upgrades including façade renovations, landscaping enhancements, signage upgrades, and parking lot improvements	65	Jun-26	52,400	16,650	9%
14	Pointe Orlando - Phase II	Orlando-Kissimmee-Sanford, FL	Remerchandise with relevant retailers including a 10K SF Activate and a 10K SF Dick's Last Resort; rebranding and reconfiguration of first level to match Phase I improvements including an entry roadway and valet; and extensive shopping center upgrades including façade, landscaping and lighting upgrades and common area enhancements including public seating areas and improved pedestrian plazas	17	Sep-26	38,400	15,450	12%

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 21

REDEVELOPMENT SUMMARY								↩ Table of Contents
Dollars in thousands

							Net	Gross	Expected
					Property	Stabilization	Estimated	Costs	NOI
	Property Name		CBSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)
15	Westridge Court / Block 59	1	Chicago-Naperville-Elgin, IL-IN	Redevelopment, reconfiguration, and rebranding of center, including the demolition of an underutilized two-story building, to accommodate the addition of a vibrant restaurant and entertainment district with an event plaza through the construction of multiple outparcels including a 9K SF The Cheesecake Factory, an 8K SF Yard House, an 8K SF Ruth's Chris Steak House, a 3K SF Shake Shack, and a 2K SF Stan's Donuts; construction of additional multi-tenant outparcels including a 7K SF Piccolo Buco and a 4K SF First Watch and a 3K SF Velvet Taco, a 2K SF Crisp & Green, and a 2K SF Fresh Fin; and shopping center upgrades including new landscaping, signage, lighting, and improved vehicular and pedestrian circulation and connectivity	82	Sep-26	53,200	23,950	9%

	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$318,400	$173,450	9%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs exclude $2.5M of project specific credits (lease termination fees or other ancillary credits).
(3) Net project costs exclude $2.7M of project specific credits (lease termination fees or other ancillary credits).
The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 22

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

MAJOR REDEVELOPMENTS
1	Village at Mira Mesa	San Diego-Chula Vista-Carlsbad, CA	Redevelopment of existing anchor space for potential residential rental component
2	Venetian Isle Shopping Ctr	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
3	Britton Plaza	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and reposition of existing center with new anchor prototype
4	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Extensive repositioning and reconfiguration, densification of site
5	Kings Market	Atlanta-Sandy Springs-Roswell, GA	Redevelopment and repositioning of shopping center, densification of site
6	Kings Park Plaza	New York-Newark-Jersey City, NY-NJ	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
7	Morris Hills Shopping Center	New York-Newark-Jersey City, NY-NJ	Densification of site, including multi-tenant outparcel development, potential multi-family component
8	Rockland Plaza	New York-Newark-Jersey City, NY-NJ	Extensive redevelopment and repositioning of shopping center, multiple outparcel developments
9	Three Village Shopping Center	New York-Newark-Jersey City, NY-NJ	Extensive repositioning and reconfiguration, densification of site
10	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
11	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with potential medical office component
12	Wynnewood Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site

MINOR REDEVELOPMENTS
1	Brea Gateway	Los Angeles-Long Beach-Anaheim, CA	Reposition of former anchor which may include site densification with addition of outparcel pad development
2	Metro 580	San Francisco-Oakland-Fremont, CA	Redevelopment of existing anchor space for multiple retailers
3	Arvada Plaza	Denver-Aurora-Centennial, CO	Redevelopment and repositioning of shopping center
4	Colonial Commons - Orange	New Haven, CT	Redevelopment and repositioning of shopping center
5	East Port Plaza	Port St. Lucie, FL	Redevelopment and repositioning of shopping center
6	Rutland Plaza (1)	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and repositioning of shopping center
7	Tyrone Gardens	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and repositioning of shopping center
8	Northeast Plaza - Future Phases	Atlanta-Sandy Springs-Roswell, GA	Redevelopment of existing anchor space for multiple retailers, densification of site
9	Vineyards at Chateau Elan	Atlanta-Sandy Springs-Roswell, GA	Redevelopment and repositioning of shopping center
10	High Point Centre	Chicago-Naperville-Elgin, IL-IN	Redevelopment and repositioning of shopping center
11	North Riverside Plaza	Chicago-Naperville-Elgin, IL-IN	Redevelopment and reposition of rear portion of shopping center
12	Ridge Plaza (1)	Chicago-Naperville-Elgin, IL-IN	Redevelopment and repositioning of shopping center
13	Meridian Village (1)	Indianapolis-Carmel-Greenwood, IN	Redevelopment and repositioning of shopping center
14	Burlington Square I, II & III - Future Phases (1)	Boston-Cambridge-Newton, MA-NH	Redevelopment and repositioning of shopping center
15	Maple Village (1)	Ann Arbor, MI	Redevelopment and repositioning of shopping center, densification of site
16	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment of existing anchor space, inline shop space and outparcel development
17	Sun Ray Shopping Center - Future Phases	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center
18	Wallkill Plaza	Kiryas Joel-Poughkeepsie-Newburgh, NY	Redevelopment of existing anchor spaces, remerchandise shop space and facade renovation
19	Suffolk Plaza (1)	New York-Newark-Jersey City, NY-NJ	Densification of site, including multi-tenant outparcel development
20	Tinton Falls Plaza (1)	New York-Newark-Jersey City, NY-NJ	Redevelopment and repositioning of shopping center
21	West Center	New York-Newark-Jersey City, NY-NJ	Redevelopment and repositioning of shopping center, densification of site
22	North Ridge Shopping Center (1)	Raleigh-Cary, NC	Redevelopment of existing anchor space for multiple retailers, densification of site
23	Parkway Plaza	Winston-Salem, NC	Reposition of former anchors which may include site densification with addition of outparcel pad development
24	South Towne Centre	Dayton-Kettering-Beavercreek, OH	Redevelopment of existing anchor space for multiple retailers
25	69th Street Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, densification of site
26	Barn Plaza - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, densification of site
27	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space, inline shop space and façade renovation

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 23

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

28	Valley Fair	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Reposition of former anchor and façade renovation
29	Warminster Towne Center (1)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and repositioning of shopping center, densification of site
30	Circle Center	Hilton Head Island-Bluffton-Port Royal, SC	Redevelopment and repositioning of shopping center
31	Arboretum Village	Dallas-Fort Worth-Arlington, TX	Densification of site, including multi-tenant outparcel development
32	Preston Park Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center
33	Stevens Park Village	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center
34	Braesgate	Houston-Pasadena-The Woodlands, TX	Redevelopment of existing anchor space for multiple retailers
35	Clear Lake Camino South	Houston-Pasadena-The Woodlands, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
36	Lake Pointe Village	Houston-Pasadena-The Woodlands, TX	Reposition of existing vacant space and site densification
37	Maplewood	Houston-Pasadena-The Woodlands, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
38	Merchants Park	Houston-Pasadena-The Woodlands, TX	Redevelopment of existing anchor space for multiple retailers
39	Hanover Square	Richmond, VA	Densification of site, including multi-tenant outparcel development

(1) Indicates project added to the pipeline during the three months ended March 31, 2025.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend, or defer the expected opportunity or timing of execution. While the Company believes that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, or are suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended
December 31, 2024.

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 24

>	PORTFOLIO SUMMARY

Supplemental Disclosure
Three Months Ended March 31, 2025

PORTFOLIO OVERVIEW								↩ Table of Contents
Dollars in thousands, except per square foot amounts

		As of:
		3/31/25	12/31/24	9/30/24	6/30/24	3/31/24

Number of properties		361	363	360	360	359
GLA		63,687,360	64,016,521	63,445,487	63,750,978	63,870,524
Percent billed		90.0%	91.4%	91.9%	91.4%	90.6%
Percent leased		94.1%	95.2%	95.6%	95.4%	95.1%
TOTAL ≥ 10,000 SF		95.7%	97.2%	97.7%	97.5%	97.3%
TOTAL < 10,000 SF		90.8%	91.1%	91.1%	90.8%	90.5%
ABR		$1,008,053	$1,010,148	$994,562	$987,681	$978,178
ABR PSF		$17.94	$17.66	$17.44	$17.26	$17.12

PORTFOLIO BY UNIT SIZE AS OF 3/31/25
	Number of Units	GLA	Percent of GLA	Percent Billed	Percent Leased	ABR	Percent of ABR	ABR PSF
≥ 35,000 SF	393	22,264,939	35.0%	93.5%	97.5%	$220,443	21.9%	$11.65
20,000 - 34,999 SF	480	12,510,150	19.6%	88.0%	93.3%	150,570	14.9%	13.00
10,000 - 19,999 SF	613	8,402,882	13.2%	90.9%	94.3%	127,302	12.6%	16.49
5,000 - 9,999 SF	1,095	7,571,223	11.9%	86.9%	91.2%	148,749	14.8%	22.40
< 5,000 SF	5,997	12,938,166	20.3%	87.0%	90.6%	360,989	35.8%	31.91
TOTAL	8,578	63,687,360	100.0%	90.0%	94.1%	$1,008,053	100.0%	$17.94

TOTAL ≥ 10,000 SF	1,486	43,177,971	67.8%	91.4%	95.7%	$498,315	49.4%	$13.03
TOTAL < 10,000 SF	7,092	20,509,389	32.2%	87.0%	90.8%	509,738	50.6%	28.39

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 26

PORTFOLIO COMPOSITION
Dollars in thousands

NATIONAL / REGIONAL AND LOCAL TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

ANCHOR AND SMALL SHOP TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

↩ Table of Contents

Merchandise Mix	ABR	Percent of ABR

Restaurants	174,360	17%
Grocery	141,446	14%
Personal services	81,668	8%
Off-price apparel	67,763	7%
Fitness / sports	63,611	6%
Medical	56,105	6%
Value apparel, shoes, accessories	52,052	5%
General merchandise (department, gift, etc.)	45,108	4%
Home décor	41,533	4%
Health & beauty	33,323	3%
Hobby & crafts	28,178	3%
Pet	27,590	3%
Entertainment	26,638	3%
Financial services	26,150	3%
General merchandise (discount / dollar)	23,888	2%
Electronics & appliance	21,669	2%
Home improvement	17,293	2%
Sporting goods	16,267	2%
Other (1)	63,411	6%

TOTAL	$1,008,053	100%

(1) Other represents categories with percent of ABR of 1% or less including auto, liquor, mail / shipping and other services, office supply, party, pharmacy, and professional services.

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 27

TOP FORTY RETAILERS RANKED BY ABR								↩ Table of Contents
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases (1)	Leased GLA (1)	Percent of GLA (1)	ABR (1)	Percent of ABR (1)	ABR PSF (1)
1	The TJX Companies, Inc. (2)	89	2,561,244	4.0%	$33,031	3.3%	$12.90
2	The Kroger Co. (3)	45	3,037,909	4.8%	23,239	2.3%	7.65
3	Burlington Stores, Inc.	45	1,776,711	2.8%	21,014	2.1%	11.83
4	Dollar Tree Stores, Inc. (4)	118	1,345,279	2.1%	16,467	1.6%	12.24
5	Publix Super Markets, Inc.	32	1,490,442	2.3%	14,903	1.5%	10.00
6	Ross Stores, Inc (5)	46	1,166,763	1.8%	14,846	1.5%	12.72
7	Five Below, Inc.	65	622,769	1.0%	12,677	1.3%	20.36
8	Amazon.com, Inc. / Whole Foods Market Services, Inc.	18	654,782	1.0%	12,093	1.2%	18.47
9	L.A Fitness International, LLC (6)	14	562,162	0.9%	11,014	1.1%	19.59
10	PetSmart, Inc.	27	587,611	0.9%	10,144	1.0%	17.26

		499	13,805,672	21.6%	169,428	16.9%	12.27

11	Ulta Beauty, Inc.	37	405,313	0.6%	9,936	1.0%	24.51
12	Albertson's Companies, Inc (7)	14	750,202	1.2%	9,877	1.0%	13.17
13	Ahold Delhaize (8)	14	776,178	1.2%	8,844	0.9%	11.39
14	Kohl's Corporation	14	1,051,137	1.7%	8,766	0.9%	8.34
15	PETCO Animal Supplies, Inc.	34	468,911	0.7%	8,473	0.8%	18.07
16	The Michaels Companies, Inc.	23	515,734	0.8%	7,020	0.7%	13.61
17	Barnes & Noble, Inc. (9)	17	332,382	0.5%	5,755	0.6%	17.31
18	Sprouts Farmers Market, Inc.	8	224,086	0.4%	5,198	0.5%	23.20
19	JOANN Stores, Inc.	17	389,550	0.6%	5,153	0.5%	13.23
20	JP Morgan Chase & Co.	25	95,032	0.1%	5,109	0.5%	53.76

		702	18,814,197	29.4%	243,559	24.3%	12.95

21	CVS Health	14	218,744	0.3%	5,095	0.5%	23.29
22	Best Buy Co., Inc. (10)	10	381,261	0.6%	4,757	0.5%	12.48
23	Harbor Freight Tools	22	388,512	0.6%	4,743	0.5%	12.21
24	Gap, Inc. (11)	14	233,319	0.4%	4,681	0.5%	20.06
25	ALDI (12)	17	474,794	0.7%	4,624	0.5%	9.74
26	Bath & Body Works, Inc.	44	188,300	0.3%	4,562	0.5%	24.23
27	Hobby Lobby Stores, Inc.	11	604,732	0.9%	4,503	0.4%	7.45
28	Chipotle Mexican Grill, Inc.	36	87,649	0.1%	4,443	0.4%	50.69
29	Trader Joe's Company, Inc.	12	159,055	0.2%	4,287	0.4%	26.95
30	National Vision, Inc. (13)	38	139,899	0.2%	4,121	0.4%	29.46
31	Starbucks Corporation	38	73,266	0.1%	4,044	0.4%	55.20
32	JD Sports Fashion Plc (14)	32	199,585	0.3%	4,040	0.4%	20.24
33	Staples, Inc.	15	302,603	0.5%	3,952	0.4%	13.06
34	DICK's Sporting Goods, Inc. (15)	9	305,476	0.5%	3,896	0.4%	12.75
35	AMC Entertainment	4	200,955	0.3%	3,863	0.4%	19.22
36	Wells Fargo & Company	17	73,104	0.1%	3,851	0.4%	52.68
37	Designer Brands, Inc. (DSW)	12	232,077	0.4%	3,788	0.4%	16.32
38	Wakefern Food Corporation (16)	4	230,254	0.4%	3,500	0.3%	15.20
39	Bank of America, NA	24	79,073	0.1%	3,466	0.3%	43.83
40	At Home Stores LLC	5	453,656	0.7%	3,410	0.3%	7.52

	TOTAL TOP 40 RETAILERS	1,080	23,840,511	37.1%	$327,185	32.6%	$13.72

(1) Includes only locations which are owned or guaranteed by the parent company. Excludes		(6) Includes LA Fitness-7, Esporta Fitness-4, XSport Fitness-2, and City Sports Club-1.				(12) Includes ALDI-14 and Winn-Dixie-3 (expected banner conversion).
all franchise locations.		(7) Includes Tom Thumb-3, Vons-3, Acme-2, Jewel-Osco-2, Albertsons-1, El Rancho (sublease)-1,				(13) Includes America's Best Contacts & Eyeglasses-36 and Eyeglass World-2.
(2) Includes T.J. Maxx-29, Marshalls-27, HomeGoods-20, Sierra Trading Post-5,		Shop & Save Market-1, and Star Market-1.				(14) Includes Hibbett-18, JD Sports-6, DTLR-4, City Gear-2, and Shoe Palace-2.
Marshalls/HomeGoods-4, HomeSense-2, and T.J. Maxx/HomeGoods-2.		(8) Includes Giant Food-6, Super Stop & Shop-4, Food Lion-2, ShopRite (sublease)-1, and				(15) Includes Golf Galaxy-4, DICK'S Sporting Goods Warehouse Sale-3,
(3) Includes Kroger-32, King Soopers-4, Ralphs-3, Harris Teeter-2, Dillons-1, Food 4 Less-1,		non-grocer (sublease)-1.				and DICK'S Sporting Goods-2.
Pay Less-1, and Pick 'N Save-1.		(9) Includes Barnes & Noble-15 and Paper Source-2.				(16) Includes ShopRite-3 and Price Rite Marketplace-1.
(4) Includes Dollar Tree-109 and Family Dollar-9.		(10) Includes Best Buy-9 and Yardbird-1.
(5) Includes Ross Dress for Less-41 and dd's Discounts-5.		(11) Includes Old Navy-12 and Gap Factory-2.

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 28

NEW & RENEWAL LEASE SUMMARY												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF	Third-Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 3/31/25	334	2,247,394	$42,614	$18.96	$2.42	$1.71	6.4	278	1,949,529	$18.29	$15.91	15.0%
Three months ended 12/31/24	366	2,531,648	44,320	17.51	2.31	2.23	7.0	300	2,226,695	16.77	14.45	16.1%
Three months ended 9/30/24	316	2,073,869	36,141	17.43	3.05	2.08	6.7	248	1,731,207	16.52	14.25	15.9%
Three months ended 6/30/24	383	2,343,546	43,608	18.61	3.72	2.28	6.5	317	1,919,675	18.57	15.52	19.7%
TOTAL - TWELVE MONTHS ENDED 3/31/25	1,399	9,196,457	$166,683	$18.12	$2.86	$2.08	6.6	1,143	7,827,106	$17.53	$15.03	16.6%

	NEW & RENEWAL LEASES ONLY
Three months ended 3/31/25	269	1,294,992	$28,892	$22.31	$4.20	$2.97	7.4	213	997,127	$21.99	$18.25	20.5%
Three months ended 12/31/24	313	1,525,365	31,794	20.84	3.83	3.69	8.2	247	1,220,412	20.33	16.80	21.0%
Three months ended 9/30/24	263	1,123,202	25,815	22.98	5.64	3.84	8.1	195	780,540	23.42	19.23	21.8%
Three months ended 6/30/24	328	1,434,942	30,733	21.42	6.07	3.72	7.3	262	1,011,071	22.52	17.63	27.7%
TOTAL - TWELVE MONTHS ENDED 3/31/25	1,173	5,378,501	$117,234	$21.80	$4.89	$3.56	7.8	917	4,009,150	$21.90	$17.85	22.7%

NEW LEASES
Three months ended 3/31/25	104	535,386	$12,181	$22.75	$9.63	$7.16	10.7	48	237,521	$21.97	$14.89	47.5%
Three months ended 12/31/24	137	828,952	16,845	20.32	6.23	6.77	10.3	72	529,064	18.89	14.06	34.4%
Three months ended 9/30/24	110	561,826	12,739	22.67	8.88	7.68	10.3	43	223,076	23.64	17.93	31.8%
Three months ended 6/30/24	133	603,593	14,376	23.82	13.36	8.67	9.3	69	310,779	24.11	16.05	50.2%
TOTAL - TWELVE MONTHS ENDED 3/31/25	484	2,529,757	$56,141	$22.19	$9.24	$7.51	10.1	232	1,300,440	$21.52	$15.35	40.2%

RENEWAL LEASES
Three months ended 3/31/25	165	759,606	$16,711	$22.00	$0.38	$0.02	5.1	165	759,606	$22.00	$19.30	14.0%
Three months ended 12/31/24	176	696,413	14,949	21.47	0.97	0.03	5.7	175	691,348	21.43	18.90	13.4%
Three months ended 9/30/24	153	561,376	13,076	23.29	2.39	—	5.8	152	557,464	23.33	19.75	18.1%
Three months ended 6/30/24	195	831,349	16,357	19.68	0.77	0.12	6.0	193	700,292	21.81	18.34	18.9%
TOTAL - TWELVE MONTHS ENDED 3/31/25	689	2,848,744	$61,093	$21.45	$1.04	$0.05	5.6	685	2,708,710	$22.08	$19.04	16.0%

OPTION LEASES
Three months ended 3/31/25	65	952,402	$13,722	$14.41	$—	$—	5.0	65	952,402	$14.41	$13.45	7.1%
Three months ended 12/31/24	53	1,006,283	12,526	12.45	—	—	5.1	53	1,006,283	12.45	11.59	7.4%
Three months ended 9/30/24	53	950,667	10,326	10.86	—	—	5.0	53	950,667	10.86	10.16	6.9%
Three months ended 6/30/24	55	908,604	12,875	14.17	—	—	5.2	55	908,604	14.17	13.16	7.7%
TOTAL - TWELVE MONTHS ENDED 3/31/25	226	3,817,956	$49,449	$12.95	$—	$—	5.1	226	3,817,956	$12.95	$12.07	7.3%

LEASES BY ANCHOR AND SMALL SHOP	Three Months Ended 3/31/25						Twelve Months Ended 3/31/25
	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)
Anchor Leases (≥ 10,000 SF)
Total - New, Renewal & Option Leases	16%	1,477,592	66%	49%	$14.16	13.5%	16%	6,108,274	66%	47%	$12.84	16.0%
New & Renewal Leases Only	10%	686,140	53%	40%	16.86	23.2%	10%	2,750,157	51%	35%	15.07	29.8%
New Leases	11%	284,172	53%	41%	17.49	88.6%	11%	1,376,712	54%	38%	15.43	55.7%
Renewal Leases	10%	401,968	53%	39%	16.41	12.2%	8%	1,373,445	48%	33%	14.70	17.6%
Option Leases	40%	791,452	83%	68%	11.82	6.0%	48%	3,358,117	88%	75%	11.02	6.4%
Small Shop Leases (< 10,000 SF)
Total - New, Renewal & Option Leases	84%	769,802	34%	51%	$28.18	16.5%	84%	3,088,183	34%	53%	$28.57	17.3%
New & Renewal Leases Only	90%	608,852	47%	60%	28.46	18.9%	90%	2,628,344	49%	65%	28.84	19.1%
New Leases	89%	251,214	47%	59%	28.71	31.9%	89%	1,153,045	46%	62%	30.27	30.5%
Renewal Leases	90%	357,638	47%	61%	28.28	15.1%	92%	1,475,299	52%	67%	27.72	15.2%
Option Leases	60%	160,950	17%	32%	27.14	9.6%	52%	459,839	12%	25%	27.02	9.7%

(1) Comparable leases only.
Excludes leases signed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 29

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED							↩ Table of Contents
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT
	Twelve Months Ended	Three Months Ended
	3/31/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24
NEW LEASES
Weighted average over lease term:
Base rent	$24.54	$24.76	$23.04	$25.13	$25.87	$22.96
Tenant improvements and allowances	(1.14)	(1.19)	(0.76)	(1.14)	(1.63)	(1.22)
Third-party leasing commissions	(0.75)	(0.71)	(0.69)	(0.76)	(0.88)	(0.65)
NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	22.65	22.86	21.59	23.23	23.36	21.09
Tenant specific landlord work (1)	(1.95)	(1.51)	(2.12)	(1.91)	(2.15)	(2.67)
NET EFFECTIVE RENT	$20.70	$21.35	$19.47	$21.32	$21.21	$18.42
Net effective rent before tenant specific landlord work /
base rent	92%	92%	94%	92%	90%	92%
Net effective rent / base rent	84%	86%	85%	85%	82%	80%
Weighted average term (years)	10.1	10.7	10.3	10.3	9.3	9.8

PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	37%	42%	41%	33%	33%	46%
< 10,000 SF	63%	58%	59%	67%	67%	54%

LEASES SIGNED BUT NOT YET COMMENCED (2) (3)
As of 3/31/2025	Leases	GLA	ABR	ABR PSF
≥ 10,000 SF	70	2,010,563	$27,693	$13.77
< 10,000 SF	297	919,401	32,714	35.58
TOTAL	367	2,929,964	$60,407	$20.62

EXPECTED TIMING OF THE LEASES SIGNED BUT NOT YET COMMENCED
	2025 (remaining)	2026	2027+	Total
Projected Lease Commencements	$47,571	$10,515	$2,321	$60,407

(1) Represents base building costs funded through tenant allowances.
(2) Signed but not commenced population represents approximately 460 basis points of total portfolio GLA ($60.4M in ABR), 50 basis points ($8.1M in ABR) of which represents leases on space that will be vacated by existing tenants in the near term.
(3) Includes only new leases and expansions of existing leases.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 30

LEASE EXPIRATION SCHEDULE																	↩ Table of Contents

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	211	864,953	1.4%	1.4%	$16.75	$16.75	17	386,934	0.9%	0.9%	$11.89	$11.89	194	478,019	2.6%	1.9%	$20.69	$20.69
2025	601	2,988,499	5.0%	4.2%	14.10	14.10	62	1,548,795	3.7%	2.6%	8.28	8.28	539	1,439,704	7.7%	5.8%	20.36	20.37
2026	1,029	6,964,058	11.6%	10.8%	15.65	15.76	153	4,634,124	11.2%	9.8%	10.57	10.59	876	2,329,934	12.5%	11.8%	25.75	26.04
2027	1,100	8,237,730	13.7%	13.1%	16.03	16.32	186	5,681,811	13.8%	13.3%	11.62	11.68	914	2,555,919	13.7%	13.0%	25.84	26.62
2028	1,018	6,831,993	11.4%	11.9%	17.58	18.12	164	4,589,606	11.1%	11.3%	12.29	12.37	854	2,242,387	12.0%	12.5%	28.40	29.90
2029	970	8,444,320	14.1%	13.2%	15.75	16.31	191	6,250,825	15.1%	14.5%	11.60	11.72	779	2,193,495	11.8%	11.9%	27.58	29.41
2030	747	6,984,765	11.7%	10.7%	15.47	16.57	171	5,211,969	12.6%	11.9%	11.39	11.88	576	1,772,796	9.5%	9.5%	27.45	30.35
2031	360	3,009,345	5.0%	5.1%	17.04	18.99	73	2,068,901	5.0%	5.3%	12.74	13.87	287	940,444	5.0%	4.9%	26.50	30.26
2032	367	2,653,054	4.4%	4.9%	18.47	20.69	58	1,698,599	4.1%	4.2%	12.42	13.45	309	954,455	5.1%	5.5%	29.26	33.57
2033	403	3,085,454	5.1%	5.7%	18.87	21.40	82	2,010,376	4.9%	5.4%	13.26	14.58	321	1,075,078	5.8%	6.1%	29.35	34.14
2034	435	3,620,138	6.1%	6.6%	18.25	20.95	85	2,500,039	6.1%	6.5%	12.81	14.01	350	1,120,099	6.0%	6.7%	30.37	36.44
2035+	594	6,245,413	10.5%	12.4%	19.96	23.79	164	4,720,498	11.5%	14.3%	15.13	17.27	430	1,524,915	8.3%	10.4%	34.90	43.99

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	211	864,953	1.4%	1.4%	$16.75	$16.75	17	386,934	0.9%	0.9%	$11.89	$11.89	194	478,019	2.6%	1.9%	$20.69	$20.69
2025	523	2,301,171	3.8%	3.2%	14.04	14.05	44	1,077,860	2.6%	1.5%	7.13	7.13	479	1,223,311	6.6%	4.8%	20.14	20.14
2026	730	3,083,711	5.1%	5.3%	17.44	17.64	55	1,443,280	3.5%	2.6%	8.97	9.01	675	1,640,431	8.8%	8.0%	24.89	25.23
2027	737	2,806,662	4.7%	6.0%	21.52	22.19	54	1,146,715	2.8%	3.1%	13.62	13.82	683	1,659,947	8.9%	8.8%	26.97	27.97
2028	695	2,302,071	3.8%	5.3%	23.40	24.72	39	802,535	1.9%	2.2%	13.45	13.75	656	1,499,536	8.1%	8.5%	28.73	30.60
2029	601	2,036,601	3.4%	4.6%	22.70	24.53	29	625,106	1.5%	1.6%	12.62	13.46	572	1,411,495	7.6%	7.5%	27.17	29.43
2030	458	2,181,442	3.6%	4.3%	19.79	21.96	43	1,045,687	2.5%	2.8%	13.17	14.12	415	1,135,755	6.1%	5.8%	25.87	29.18
2031	316	1,757,506	2.9%	3.1%	17.99	19.88	30	935,456	2.3%	2.0%	10.81	11.38	286	822,050	4.4%	4.2%	26.15	29.56
2032	314	1,904,879	3.2%	3.6%	18.97	20.96	49	1,104,754	2.7%	2.9%	13.12	14.16	265	800,125	4.3%	4.2%	27.06	30.36
2033	314	2,076,633	3.5%	3.7%	18.20	20.71	60	1,290,904	3.2%	3.2%	12.44	13.60	254	785,729	4.2%	4.3%	27.66	32.39
2034	342	2,422,797	4.1%	4.3%	17.68	20.39	57	1,584,635	3.8%	3.8%	11.96	13.11	285	838,162	4.4%	4.7%	28.49	34.17
2035+	2,594	36,191,296	60.5%	55.2%	15.35	19.83	929	29,858,611	72.3%	73.4%	12.24	15.60	1,665	6,332,685	34.0%	37.3%	30.01	39.82

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.

LEASE RETENTION RATE AT NATURAL EXPIRATION
				By Count	By GLA
Twelve Months Ended 3/31/25				78.2%	83.5%

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 31

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

PROPERTIES BY LARGEST US CBSAs									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest US CBSAs by 2024 Population		Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
	Top 50 Largest US CBSAs by Population		249	43,394,665	89.6%	94.3%	$715,916	$18.60	69.0%	68.1%	71.0%
	CBSAs Ranked 51 - 100 by Population		38	7,412,025	88.6%	93.0%	101,451	16.56	10.5%	11.6%	10.1%
	Other CBSAs		74	12,880,670	92.0%	94.2%	190,686	16.49	20.5%	20.3%	18.9%

	TOTAL		361	63,687,360	90.0%	94.1%	$1,008,053	$17.94	100.0%	100.0%	100.0%

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8	21	3,965,276	92.1%	94.8%	$75,075	$23.13	5.7%	6.3%	7.5%
2	New York-Newark-Jersey City, NY-NJ	1	27	3,246,441	86.5%	92.5%	70,886	23.99	7.4%	5.0%	7.1%
3	Houston-Pasadena-The Woodlands, TX	5	30	4,012,122	86.8%	93.2%	58,551	16.15	8.2%	6.2%	5.9%
4	Chicago-Naperville-Elgin, IL-IN	3	15	3,824,500	82.9%	89.9%	54,338	16.26	4.1%	6.0%	5.5%
5	Dallas-Fort Worth-Arlington, TX	4	13	2,715,452	84.2%	95.9%	53,494	21.67	3.5%	4.3%	5.4%
6	Los Angeles-Long Beach-Anaheim, CA	2	11	1,901,253	95.3%	98.7%	45,587	26.39	2.9%	3.0%	4.5%
7	Atlanta-Sandy Springs-Roswell, GA	7	23	3,304,570	92.7%	96.0%	45,545	14.90	6.3%	5.2%	4.5%
8	Tampa-St. Petersburg-Clearwater, FL	17	12	2,241,084	89.0%	92.7%	33,672	17.25	3.2%	3.5%	3.3%
9	Cincinnati, OH-KY-IN	30	7	1,632,601	95.7%	97.9%	23,520	19.42	1.8%	2.6%	2.3%
10	Naples-Marco Island, FL	135	5	1,068,109	95.9%	97.4%	21,696	21.19	1.3%	1.7%	2.2%
	10 Largest CBSAs by ABR	—	164	27,911,408	89.0%	94.3%	482,364	19.60	44.4%	43.8%	48.2%

11	Orlando-Kissimmee-Sanford, FL	20	5	804,051	86.9%	97.2%	20,075	25.90	1.3%	1.3%	2.0%
12	Denver-Aurora-Centennial, CO	19	6	1,302,168	92.0%	96.1%	19,263	16.56	1.6%	2.0%	1.9%
13	Miami-Fort Lauderdale-West Palm Beach, FL	9	7	1,056,132	91.1%	94.3%	18,530	19.11	1.8%	1.7%	1.8%
14	San Diego-Chula Vista-Carlsbad, CA	18	3	656,948	94.0%	98.6%	17,767	27.60	0.7%	1.0%	1.8%
15	Detroit-Warren-Dearborn, MI	14	7	1,360,925	94.5%	95.3%	17,408	14.68	1.9%	2.1%	1.7%
16	Ann Arbor, MI	152	4	942,205	89.3%	91.3%	16,166	19.01	1.1%	1.5%	1.6%
17	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,086,642	84.4%	95.4%	16,005	17.03	2.2%	1.7%	1.6%
18	Charlotte-Concord-Gastonia, NC-SC	22	4	1,301,277	92.8%	94.1%	15,512	14.06	1.1%	2.0%	1.5%
19	Hartford-West Hartford-East Hartford, CT	51	4	876,842	90.5%	96.4%	13,125	16.86	1.1%	1.4%	1.3%
20	Boston-Cambridge-Newton, MA-NH	11	7	859,859	89.4%	91.5%	12,969	16.48	1.9%	1.4%	1.3%
	20 Largest CBSAs by ABR	—	219	38,158,457	89.5%	94.4%	649,184	19.20	59.1%	59.9%	64.7%

21	San Francisco-Oakland-Fremont, CA	13	2	506,513	95.8%	96.9%	12,275	30.69	0.6%	0.8%	1.2%
22	Vallejo, CA	120	1	519,266	89.9%	98.7%	11,813	23.24	0.3%	0.8%	1.2%
23	North Port-Bradenton-Sarasota, FL	62	5	737,713	88.9%	95.3%	11,486	16.50	1.4%	1.2%	1.1%
24	Port St. Lucie, FL	106	5	692,612	93.2%	95.8%	11,405	17.36	1.4%	1.1%	1.1%
25	Binghamton, NY	202	4	751,541	95.9%	96.7%	11,164	15.35	1.1%	1.2%	1.1%
26	Nashville-Davidson--Murfreesboro--Franklin, TN	35	4	797,885	89.1%	95.3%	11,000	14.53	1.1%	1.3%	1.1%
27	Riverside-San Bernardino-Ontario, CA	12	4	501,668	95.9%	98.9%	10,898	25.16	1.1%	0.8%	1.1%

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 32

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
28	Allentown-Bethlehem-Easton, PA-NJ	68	3	824,148	86.8%	95.6%	10,891	15.10	0.8%	1.3%	1.1%
29	Memphis, TN-MS-AR	45	1	649,252	90.9%	90.9%	9,701	17.36	0.3%	1.0%	1.0%
30	Cleveland, OH	34	3	643,028	91.7%	91.8%	9,129	15.59	0.8%	1.0%	0.9%
31	Indianapolis-Carmel-Greenwood, IN	33	2	715,057	90.1%	90.6%	8,160	12.79	0.6%	1.1%	0.8%
32	Jacksonville, FL	38	3	693,762	90.2%	91.7%	8,094	13.31	0.8%	1.1%	0.8%
33	Louisville/Jefferson County, KY-IN	43	4	699,917	93.0%	93.9%	8,006	12.51	1.1%	1.1%	0.8%
34	Raleigh-Cary, NC	41	3	462,319	97.4%	98.4%	7,678	16.96	0.8%	0.7%	0.8%
35	Worcester, MA	69	3	516,277	90.2%	90.8%	6,683	17.35	0.8%	0.8%	0.7%
36	Wilmington, NC	114	2	379,107	100.0%	100.0%	6,398	17.05	0.6%	0.6%	0.6%
37	Milwaukee-Waukesha, WI	40	3	520,769	94.4%	94.5%	6,390	13.00	0.8%	0.8%	0.6%
38	Scranton--Wilkes-Barre, PA	100	2	618,431	94.9%	95.4%	6,254	25.46	0.6%	1.0%	0.6%
39	Greensboro-High Point, NC	78	1	407,244	97.0%	97.4%	6,201	15.63	0.3%	0.6%	0.6%
40	Oxnard-Thousand Oaks-Ventura, CA	74	2	319,844	76.5%	98.2%	6,141	20.25	0.6%	0.5%	0.6%
41	College Station-Bryan, TX	179	3	433,728	93.7%	93.7%	6,035	17.95	0.8%	0.7%	0.6%
42	Lexington Park, MD	227	2	371,986	77.6%	83.0%	5,595	18.33	0.6%	0.6%	0.6%
43	Atlantic City-Hammonton, NJ	151	2	315,534	97.2%	97.2%	5,377	17.53	0.6%	0.5%	0.5%
44	Spartanburg, SC	142	1	376,624	93.7%	96.9%	5,283	14.80	0.3%	0.6%	0.5%
45	Kiryas Joel-Poughkeepsie-Newburgh, NY	84	3	399,379	86.9%	86.9%	5,260	16.20	0.8%	0.6%	0.5%
46	Hilton Head Island-Bluffton-Port Royal, SC	205	3	318,350	84.2%	84.2%	5,171	19.28	0.8%	0.5%	0.5%
47	Manchester-Nashua, NH	128	2	234,324	95.4%	98.8%	5,067	23.54	0.6%	0.4%	0.5%
48	Cape Coral-Fort Myers, FL	72	1	281,822	98.9%	98.9%	5,011	18.44	0.3%	0.4%	0.5%
49	Boulder, CO	163	1	275,919	95.1%	96.5%	4,705	17.66	0.3%	0.4%	0.5%
50	Kansas City, MO-KS	31	3	448,226	94.0%	95.3%	4,418	10.34	0.8%	0.7%	0.4%
	50 Largest CBSAs by ABR	—	297	53,570,702	90.2%	94.5%	880,873	18.56	80.9%	84.1%	87.6%

51	Greenville-Anderson-Greer, SC	57	2	220,723	99.4%	99.4%	4,409	20.58	0.6%	0.3%	0.4%
52	Norwich-New London-Willimantic, CT	177	1	243,436	89.2%	89.2%	4,356	20.52	0.3%	0.4%	0.4%
53	Panama City-Panama City Beach, FL	219	2	403,492	90.6%	90.6%	4,270	11.87	0.6%	0.6%	0.4%
54	Winston-Salem, NC	85	2	351,938	73.0%	81.0%	4,043	14.86	0.6%	0.6%	0.4%
55	Dayton-Kettering-Beavercreek, OH	76	1	333,998	81.4%	81.4%	3,925	14.85	0.3%	0.5%	0.4%
56	Bakersfield-Delano, CA	63	1	240,068	93.6%	95.3%	3,880	17.29	0.3%	0.4%	0.4%
57	Greenville, NC	258	1	233,153	99.4%	99.4%	3,652	15.76	0.3%	0.4%	0.4%
58	Sacramento-Roseville-Folsom, CA	27	1	93,470	14.0%	100.0%	3,628	38.81	0.3%	0.1%	0.4%
59	Virginia Beach-Chesapeake-Norfolk, VA-NC	37	1	150,014	99.8%	99.8%	3,462	23.36	0.3%	0.2%	0.3%
60	Springfield, MA	118	2	321,398	93.5%	93.5%	3,446	15.73	0.6%	0.5%	0.3%
61	Mobile, AL	134	1	398,701	73.1%	73.1%	3,355	11.87	0.3%	0.6%	0.3%
62	New Haven, CT	101	3	308,926	89.7%	89.7%	3,354	12.10	0.8%	0.5%	0.3%
63	Richmond, VA	44	1	152,279	92.0%	99.3%	3,144	20.80	0.3%	0.2%	0.3%
64	Columbus, OH	32	2	277,000	92.0%	94.7%	3,090	12.16	0.6%	0.4%	0.3%
65	Pittsfield, MA	336	1	188,493	89.7%	99.1%	3,078	16.48	0.3%	0.3%	0.3%

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 33

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
66	Savannah, GA	126	2	214,679	97.2%	97.9%	3,015	14.35	0.6%	0.3%	0.3%
67	Roanoke, VA	165	2	311,149	100.0%	100.0%	2,954	11.71	0.6%	0.5%	0.3%
68	Bridgeport-Stamford-Danbury, CT	59	1	180,507	85.2%	95.9%	2,899	18.86	0.3%	0.3%	0.3%
69	Fresno, CA	48	1	200,166	96.2%	96.2%	2,891	15.01	0.3%	0.3%	0.3%
70	Concord, NH	285	1	196,542	100.0%	100.0%	2,798	15.02	0.3%	0.3%	0.3%
71	Waterbury-Shelton, CT	119	1	177,937	91.3%	93.7%	2,628	15.77	0.3%	0.3%	0.3%
72	Santa Maria-Santa Barbara, CA	122	1	166,696	100.0%	100.0%	2,505	15.03	0.3%	0.3%	0.2%
73	Duluth, MN-WI	176	1	183,105	93.0%	93.0%	2,411	14.16	0.3%	0.3%	0.2%
74	Tucson, AZ	52	1	165,350	96.6%	100.0%	2,401	14.52	0.3%	0.3%	0.2%
75	Greeneville, TN	477	1	224,139	100.0%	100.0%	2,357	10.63	0.3%	0.4%	0.2%
76	Flint, MI	137	1	164,632	97.6%	98.5%	2,274	14.11	0.3%	0.3%	0.2%
77	Columbus, IN	440	1	143,740	98.9%	98.9%	2,265	15.93	0.3%	0.2%	0.2%
78	Portland-South Portland, ME	102	1	287,459	91.2%	100.0%	2,265	19.03	0.3%	0.5%	0.2%
79	Trenton-Princeton, NJ	146	1	149,993	95.7%	100.0%	2,246	14.97	0.3%	0.2%	0.2%
80	Rutland, VT	550	1	223,314	94.8%	94.8%	2,139	10.10	0.3%	0.4%	0.2%
81	Manhattan, KS	323	1	214,898	90.1%	93.4%	2,093	17.42	0.3%	0.3%	0.2%
82	Crestview-Fort Walton Beach-Destin, FL	169	1	158,118	100.0%	100.0%	2,086	13.19	0.3%	0.2%	0.2%
83	Austin-Round Rock-San Marcos, TX	26	1	170,605	89.5%	89.5%	1,987	13.01	0.3%	0.3%	0.2%
84	Charleston-North Charleston, SC	70	1	174,094	100.0%	100.0%	1,934	11.26	0.3%	0.3%	0.2%
85	Palm Bay-Melbourne-Titusville, FL	90	1	131,243	90.6%	91.3%	1,926	16.08	0.3%	0.2%	0.2%
86	St. Louis, MO-IL	23	2	208,998	76.9%	78.4%	1,847	11.49	0.6%	0.3%	0.2%
87	Murrells Inlet, SC	511	1	120,453	95.4%	97.7%	1,806	15.35	0.3%	0.2%	0.2%
88	Ithaca, NY	384	1	204,405	58.8%	67.8%	1,741	12.57	0.3%	0.3%	0.2%
89	Lansing-East Lansing, MI	115	1	160,946	100.0%	100.0%	1,723	10.71	0.3%	0.3%	0.2%
90	Corbin, KY	297	1	166,026	100.0%	100.0%	1,676	10.09	0.3%	0.3%	0.2%
91	Toledo, OH	98	1	298,765	80.5%	80.5%	1,635	12.44	0.3%	0.5%	0.2%
92	Deltona-Daytona Beach-Ormond Beach, FL	83	1	184,379	75.6%	75.6%	1,554	11.15	0.3%	0.3%	0.2%
93	Lafayette-West Lafayette, IN	214	1	132,027	100.0%	100.0%	1,514	11.47	0.3%	0.2%	0.2%
94	Knoxville, TN	60	1	119,360	80.2%	100.0%	1,447	12.12	0.3%	0.2%	0.1%
95	Muskegon-Norton Shores, MI	257	1	104,600	83.8%	83.8%	1,403	16.00	0.3%	0.2%	0.1%
96	Corpus Christi, TX	121	1	84,667	85.1%	93.3%	1,369	17.33	0.3%	0.1%	0.1%
97	Modesto, CA	105	1	86,689	75.5%	75.5%	1,077	17.10	0.3%	0.1%	0.1%
98	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	1	132,907	81.0%	81.0%	1,061	9.85	0.3%	0.2%	0.1%
99	Dalton, GA	307	1	78,922	100.0%	100.0%	912	12.34	0.3%	0.1%	0.1%
100	Parkersburg-Vienna, WV	428	1	75,344	54.1%	100.0%	884	11.73	0.3%	0.1%	0.1%
	100 Largest CBSAs by ABR	—	357	63,484,645	90.0%	94.1%	1,005,688	17.96	98.8%	99.7%	99.8%

	Other CBSAs	—	4	202,715	91.5%	91.5%	2,365	12.75	1.2%	0.3%	0.2%

TOTAL		—	361	63,687,360	90.0%	94.1%	$1,008,053	$17.94	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 34

PROPERTIES BY STATE										↩ Table of Contents
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	48	8,452,517	90.7%	94.2%	$139,805	$18.08	13.3%	13.3%	13.9%
2	Texas	48	7,416,574	86.3%	94.2%	121,436	18.23	13.2%	11.6%	12.0%
3	California	28	5,192,581	91.9%	97.9%	118,462	24.91	7.7%	8.2%	11.8%
4	Pennsylvania	23	4,290,596	91.0%	94.9%	71,599	21.70	6.3%	6.6%	7.0%
5	New York	27	3,435,842	89.6%	91.6%	70,415	22.89	7.5%	5.4%	7.0%
6	Illinois	15	3,824,500	82.9%	89.9%	54,338	16.26	4.2%	6.0%	5.4%
7	Georgia	26	3,598,171	93.2%	96.2%	49,472	14.81	7.2%	5.6%	4.9%
8	New Jersey	16	2,821,996	88.1%	94.2%	48,039	19.17	4.4%	4.4%	4.8%
9	North Carolina	14	3,164,938	93.1%	94.8%	43,830	15.34	3.9%	5.0%	4.3%
10	Michigan	15	2,832,837	92.8%	93.9%	39,834	15.69	4.2%	4.4%	4.0%
11	Ohio	13	2,505,753	90.1%	91.7%	32,287	16.82	3.6%	3.9%	3.2%
12	Connecticut	10	1,787,648	89.7%	93.9%	26,362	16.60	2.8%	2.8%	2.6%
13	Tennessee	7	1,790,636	90.6%	94.6%	24,505	14.79	1.9%	2.8%	2.4%
14	Massachusetts	11	1,644,639	91.6%	93.9%	24,170	17.51	3.0%	2.6%	2.4%
15	Colorado	7	1,578,087	92.5%	96.2%	23,968	16.76	1.9%	2.5%	2.4%
16	Kentucky	6	1,545,582	95.6%	96.4%	18,694	14.03	1.7%	2.4%	1.9%
17	South Carolina	8	1,210,244	93.3%	94.6%	18,603	16.48	2.2%	1.9%	1.8%
18	Minnesota	9	1,269,747	85.6%	95.1%	18,416	16.59	2.5%	2.0%	1.8%
19	Indiana	4	990,824	92.7%	93.1%	11,939	13.09	1.1%	1.6%	1.2%
20	Virginia	5	746,349	94.9%	96.4%	10,621	16.11	1.4%	1.2%	1.1%
21	New Hampshire	5	672,254	91.9%	93.1%	9,871	16.47	1.4%	1.1%	1.0%
22	Wisconsin	3	520,769	94.4%	94.5%	6,390	13.00	0.8%	0.8%	0.6%
23	Maryland	2	371,986	77.6%	83.0%	5,595	18.33	0.6%	0.6%	0.6%
24	Missouri	4	495,523	88.6%	90.4%	4,749	10.68	1.1%	0.8%	0.5%
25	Kansas	2	376,599	89.5%	91.3%	3,609	13.70	0.6%	0.6%	0.4%
26	Alabama	1	398,701	73.1%	73.1%	3,355	11.87	0.3%	0.6%	0.3%
27	Arizona	1	165,350	96.6%	100.0%	2,401	14.52	0.3%	0.3%	0.2%
28	Maine	1	287,459	91.2%	100.0%	2,265	19.03	0.3%	0.5%	0.2%
29	Vermont	1	223,314	94.8%	94.8%	2,139	10.10	0.3%	0.4%	0.2%
30	West Virginia	1	75,344	54.1%	100.0%	884	11.73	0.3%	0.1%	0.1%

TOTAL		361	63,687,360	90.0%	94.1%	$1,008,053	$17.94	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 35

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	398,701	73.1%	$3,355	$11.87	Sam's Club*	bealls, Burlington Stores, Crunch Fitness, David's Bridal, Five Below, Fresenius Medical Care, Marshalls, Shoe Station, Ulta, World Market	Piccadilly
2	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	100.0%	2,401	14.52	Sam's Club*	Ace Pickleball Club, Big 5 Sporting Goods, CareMore, Defy-Tucson, Dollar Tree	—
3	Bakersfield Plaza	Bakersfield	CA	Bakersfield-Delano, CA	1970	240,068	95.3%	3,880	17.29	Lassens Natural Foods & Vitamins	AMC, Burlington Stores, Five Below, In Shape Fitness, Kids Empire, Ross Dress for Less	Hobby Lobby
4	Brea Gateway	Brea	CA	Los Angeles-Long Beach-Anaheim, CA	1994	181,819	100.0%	5,636	31.43	Ralphs (Kroger)	HomeGoods, Rite Aid, World Market	—
5	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	128,369	100.0%	3,471	28.50	TBA, Trader Joe's*	CVS, Harbor Freight Tools	—
6	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	98.3%	1,625	24.48	Stater Bros.	—	—
7	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2021	123,200	100.0%	3,107	25.22	Sprouts Farmers Market	Burlington Stores, Chuze Fitness	—
8	The Davis Collection (3)	Davis	CA	Sacramento-Roseville-Folsom, CA	2025	93,470	100.0%	3,628	38.81	Trader Joe's	Nordstrom Rack, PetSmart, Ulta	—
9	Felicita Plaza	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	2001	98,594	94.9%	1,729	18.47	Vons (Albertsons)	Chuze Fitness	—
10	Felicita Town Center	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	1987	124,670	96.9%	3,391	28.08	Major Market, Trader Joe's	FunBox	—
11	Arbor Faire	Fresno	CA	Fresno, CA	1995	200,166	96.2%	2,891	15.01	Smart & Final Extra! (Chedraui USA)	Boot Barn, PetSmart, The Home Depot	DICK's Sporting Goods
12	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	166,696	100.0%	2,505	15.03	ALDI	Boot Barn, Harbor Freight Tools, Marshalls, Michaels, Old Navy, Petco, Ulta	—
13	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	86,689	75.5%	1,077	17.10	Grocery Outlet	dd's Discounts (Ross)	In Shape Fitness
14	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	96.2%	6,329	23.33	Albertsons	Best Buy, CVS, Kohl's, Optum Urgent Care, Ross Dress for Less	—
15	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	97.6%	2,402	20.41	Barons Market	Crunch Fitness, Dollar Tree	—
16	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	215,930	100.0%	2,847	13.34	Food 4 Less (Kroger)	AutoZone, Ross Dress for Less, Target	—
17	Metro 580	Pleasanton	CA	San Francisco-Oakland-Fremont, CA	1996	177,573	94.5%	2,684	33.71	—	—	Walmart
18	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Fremont, CA	2019	328,940	98.1%	9,591	29.94	99 Ranch Market, Trader Joe's	CVS, Fitness 19, Macy's Home Store, Restoration Hardware, Total Wine & More	—
19	Puente Hills Town Center (3)	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	2025	258,685	97.8%	6,920	27.35	ALDI	Dollar Tree, East West Bank, Goodwill, Marshalls/HomeGoods, Planet Fitness	—
20	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	100.0%	5,835	34.33	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	—
21	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	48,697	100.0%	1,466	30.10	Stater Bros.	—	—
22	Village at Mira Mesa	San Diego	CA	San Diego-Chula Vista-Carlsbad, CA	2023	433,684	100.0%	12,647	29.46	Sprouts Farmers Market, Vons (Albertsons)	BevMo, Burlington Stores, CVS, Marshalls, Michaels, Petco	—
23	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	95.6%	4,160	26.42	Smart & Final Extra! (Chedraui USA)	Harbor Freight Tools, T.J.Maxx	Burlington Stores, Big 5 Sporting Goods
24	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	100.0%	3,915	35.86	Trader Joe's	Petco, Rite Aid, Ross Dress for Less	—
25	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	4,079	27.43	El Super (Chedraui USA), Walmart Supercenter	Five Below, Ross Dress for Less	Target
26	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	97.0%	2,670	14.71	Vons (Albertsons)	Ace Hardware, Big 5 Sporting Goods, CVS, Dollar Tree, Planet Fitness, Regency Theaters	—
27	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2024	201,682	99.4%	4,343	28.98	Stater Bros.	Burlington Stores, Dollar Tree, Five Below, Harbor Freight Tools, Kahoots	—
28	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,293	24.30	Ralphs (Kroger)	—	—
29	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,090	100.0%	2,528	25.50	Sprouts Farmers Market	—	—
30	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo, CA	2023	519,266	98.7%	11,813	23.24	Costco*	Boot Barn, Century Theatres, City Sports Club, DSW, Mancini's Sleepworld, Marshalls, Michaels, OfficeMax, Pep Boys, Petco, PetSmart, Ross Dress for Less, Sky Zone, Ulta	Target
31	Arvada Plaza	Arvada	CO	Denver-Aurora-Centennial, CO	1994	95,236	95.5%	778	8.56	King Soopers (Kroger)	Arc	—
32	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Centennial, CO	1996	476,299	94.5%	7,981	17.91	King Soopers (Kroger)	2nd & Charles, Ace Hardware, Ace Pickleball, Activate, AMC, Boot Barn, Burlington Stores, Goldfish Swim School, Planet Fitness	—
33	Aurora Plaza	Aurora	CO	Denver-Aurora-Centennial, CO	1996	178,013	100.0%	2,335	13.58	King Soopers (Kroger)	Chuze Fitness, iGen	—

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 36

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

34	Villa Monaco	Denver	CO	Denver-Aurora-Centennial, CO	1978	121,101	93.2%	1,951	17.29	—	Chuze Fitness	—
35	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Centennial, CO	2013	113,830	100.0%	1,429	39.13	King Soopers (Kroger)	—	—
36	Superior Marketplace	Superior	CO	Boulder, CO	1997	275,919	96.5%	4,705	17.66	Whole Foods Market (Amazon), Costco*, SuperTarget*	Barnes & Noble, Chuck E. Cheese, Goldfish Swim School, Michaels, PetSmart, Restoration Hardware Outlet, Stickley Furniture, T.J.Maxx, Ulta	—
37	Westminster City Center	Westminster	CO	Denver-Aurora-Centennial, CO	2024	317,689	96.2%	4,789	15.67	Trader Joe's	Barnes & Noble, David's Bridal, Dollar Tree, DSW, Golf Galaxy, JOANN, Petco, Ross Dress for Less, Sierra Trading Post, The Tile Shop, Ulta	—
38	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	108,167	92.1%	2,959	29.70	Whole Foods Market (Amazon)	Petco	—
39	Parkway Plaza	Hamden	CT	New Haven, CT	2006	72,353	100.0%	1,140	15.76	Price Rite Marketplace (Wakefern)	—	The Home Depot
40	The Manchester Collection (2)	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	310,649	98.1%	3,449	11.98	Walmart Supercenter*	Advance Auto Parts, Crazy Hot Deals, DSW, Edge Fitness, Hobby Lobby, Lava Island, Namco, Savers, U.S Furniture	Best Buy, The Home Depot
41	The Plaza at Buckland Hills	Manchester	CT	Hartford-West Hartford-East Hartford, CT	1987	308,132	95.8%	4,995	20.38	Trader Joe's	Burlington Stores, Dollar Tree, JOANN, K&G Fashion, Marshalls, Michaels, PetSmart, Total Wine & More, Ulta	—
42	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	97.1%	1,722	11.83	Price Chopper (Northeast Grocery)	—	—
43	North Haven Crossing	North Haven	CT	New Haven, CT	1993	102,787	89.8%	1,641	17.77	—	Barnes & Noble, Dollar Tree, HomeGoods, PetSmart	—
44	Colonial Commons - Orange	Orange	CT	New Haven, CT	1996	133,786	84.0%	573	5.10	—	—	—
45	Stratford Square	Stratford	CT	Bridgeport-Stamford-Danbury, CT	1984	180,507	95.9%	2,899	18.86	ALDI	Esporta Fitness, Five Below, Marshalls	—
46	Waterbury Plaza	Waterbury	CT	Waterbury-Shelton, CT	2000	177,937	93.7%	2,628	15.77	Super Stop & Shop (Ahold Delhaize)	Dollar Tree, Joey'z Shopping Spree	Target
47	Waterford Commons	Waterford	CT	Norwich-New London-Willimantic, CT	2004	243,436	89.2%	4,356	20.52	—	Books-A-Million, DICK'S Sporting Goods, DSW, Michaels, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
48	Center of Bonita Springs	Bonita Springs	FL	Cape Coral-Fort Myers, FL	2014	281,822	98.9%	5,011	18.44	Publix	bealls, Burlington Stores, Crunch Fitness, Kohl's, Naples Community Hospital, NewSouth Window Solutions	—
49	Coastal Way - Coastal Landing (2)	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	393,249	98.9%	6,320	19.07	BJ's Wholesale Club, Sprouts Farmers Market	Belk, HomeGoods, Marshalls, Michaels, Office Depot, Petco, Ulta	—
50	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,729	97.3%	7,840	26.78	Costco*, SuperTarget*	Burlington Stores, Dollar Tree, Five Below, Golf Galaxy, Michaels, PetSmart, Ross Dress for Less, Ulta	Lowe's
51	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	263,646	91.3%	4,288	17.95	Publix	Burlington Stores, Harvest Church, Off the Wall Trampoline, Planet Fitness, Sanitas Medical Center	—
52	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	90,483	84.3%	2,018	26.47	—	Broward County Library, CVS	—
53	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	184,379	75.6%	1,554	11.15	Publix	Planet Fitness, Tractor Supply Co.	—
54	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	100.0%	2,086	13.19	Publix, ALDI*	bealls, Books-A-Million, Office Depot, T.J.Maxx	—
55	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	100.0%	945	10.83	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	—
56	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	329,740	91.5%	2,969	10.61	—	American Freight, bealls, Crunch Fitness, Dollar Tree, Ollie's Bargain Outlet, Surplus Warehouse	—
57	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	100.0%	2,152	21.92	—	Esporta Fitness, La Familia Pawn & Jewelry	—
58	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	135,820	99.0%	2,879	21.79	Walmart Neighborhood Market	Walgreens	—
59	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	185,134	93.8%	2,026	11.85	Publix	City Mattress, Dollar Tree, Staples	—
60	Marco Town Center	Marco Island	FL	Naples-Marco Island, FL	2023	109,545	98.0%	3,194	29.77	Publix	—	—
61	Shops at Palm Lakes	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2023	231,536	100.0%	5,319	25.10	Fresco y Más	dd's Discounts (Ross), LA Fitness, Ross Dress for Less	—
62	Freedom Square	Naples	FL	Naples-Marco Island, FL	2021	193,242	100.0%	2,878	14.89	Publix	Burlington Stores, HomeGoods, Pet Supplies Plus, Planet Fitness	—
63	Granada Shoppes	Naples	FL	Naples-Marco Island, FL	2011	306,579	98.2%	6,027	20.02	Trader Joe's	Chuck E. Cheese, Connors Steak and Seafood, Dollar Tree, Haverty's Furniture, Hobby Lobby, HomeSense, Marshalls	—
64	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	201,795	100.0%	4,443	22.40	Publix	Marshalls, Office Depot, PGA TOUR Superstore, West Marine	—
65	Park Shore Plaza	Naples	FL	Naples-Marco Island, FL	2017	256,948	92.4%	5,154	23.01	The Fresh Market	Barnes & Noble, Burlington Stores, Dollar Tree, HomeGoods, Saks OFF Fifth	—
66	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	94.5%	1,085	14.14	Publix	—	—
67	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,154	15.27	—	JAS Furniture Group, LA Fitness	Target

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 37

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

68	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	100.0%	1,278	16.75	Publix	—	—
69	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	74,583	100.0%	1,433	19.72	Seabra Foods	Office Depot	—
70	Pointe Orlando (3)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2025	413,887	94.6%	13,058	33.76	—	Activate, Capital Grille, Cuba Libre, Dick's Last Resort, Hampton Social, Improv & Fat Fish Blue, Maggiano's Little Italy, Main Event, Monkey Joe's, Regal Cinemas, Rodizio Grill, Sports & Social, Wonderworks	—
71	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	875	13.56	Publix	—	—
72	Martin Downs Village Center (2)	Palm City	FL	Port St. Lucie, FL	1987	167,145	95.4%	3,605	23.56	—	Goodwill, Walgreens	—
73	23rd Street Station	Panama City	FL	Panama City-Panama City Beach, FL	1995	98,827	98.7%	1,577	16.17	Publix	—	—
74	Panama City Square	Panama City	FL	Panama City-Panama City Beach, FL	1989	304,665	88.0%	2,693	10.27	Walmart Supercenter	Harbor Freight Tools, HomeGoods, T.J.Maxx	—
75	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	2024	214,489	99.2%	3,404	16.00	Publix	Fortis Institute, Goodwill, Urban Air Adventure Park, Walgreens	—
76	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	95.1%	1,325	14.63	Winn-Dixie (ALDI)	—	—
77	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	809	14.19	Winn-Dixie (Southeastern Grocers)	—	—
78	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	96.5%	935	24.60	SuperTarget*	—	—
79	Beneva Village Shoppes	Sarasota	FL	North Port-Bradenton-Sarasota, FL	2020	144,078	100.0%	2,978	20.67	Publix	Archwell Health, Fitness Premier, Harbor Freight Tools	—
80	Sarasota Village	Sarasota	FL	North Port-Bradenton-Sarasota, FL	1972	173,654	94.5%	2,385	14.92	Publix	Crunch Fitness, HomeGoods, Ross Dress For Less	—
81	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	131,243	91.3%	1,926	16.08	Publix	Home Centric, Planet Fitness	—
82	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	100.0%	2,248	14.34	Sprouts Farmers Market	bealls, Burlington Stores, T.J.Maxx	—
83	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	274,200	89.3%	4,180	17.33	Publix	Bealls Florida, Burlington Stores, Michaels, Petco	—
84	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	135,796	90.9%	2,373	19.23	Publix	CVS	—
85	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	76.3%	1,108	9.71	Winn-Dixie (ALDI)	bealls	—
86	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2023	174,015	81.4%	2,236	15.78	Winn-Dixie (Southeastern Grocers)	Chuck E. Cheese, Crunch Fitness	—
87	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	89.9%	2,196	16.15	Publix	Revive Health & Wellness	—
88	Sunrise Town Center (3)	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2025	110,109	92.4%	1,065	10.47	Patel Brothers	Dollar Tree	Walmart
89	Britton Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1958	465,639	88.3%	3,809	10.92	Publix	Burlington Stores, Conviva Care Center, Dollar Tree, Marshalls, Michaels, Pet Supermarket	—
90	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	93.3%	1,804	20.86	Publix	Phenix Salon Suites	—
91	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	84,707	91.7%	1,401	18.03	—	Dollar Tree, Ross Dress for Less	—
92	Shoppes at Tarpon	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	100.0%	2,639	18.10	Publix	Petco, T.J.Maxx, Ulta	—
93	Venice Plaza	Venice	FL	North Port-Bradenton-Sarasota, FL	1999	132,345	98.8%	1,120	8.57	Winn-Dixie (ALDI)	T.J.Maxx/HomeGoods	—
94	Venice Shopping Center	Venice	FL	North Port-Bradenton-Sarasota, FL	2000	109,801	78.4%	941	10.93	Publix	—	—
95	Venice Village	Venice	FL	North Port-Bradenton-Sarasota, FL	2022	177,835	100.0%	4,062	23.16	Publix	JOANN, Planet Fitness	—
96	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	291,622	95.2%	4,391	21.79	—	American Freight, Barnes & Noble, Cooper's Hawk Winery & Restaurant, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Burlington Stores, HomeGoods, Michaels, Ross Dress for Less, Studio Movie Grill
97	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	422,609	94.2%	5,624	14.35	City Farmers Market	Burlington Stores, dd's Discounts (Ross), Dollar General, Dollar Tree, Goodwill, NCG Cinemas, Octapharma	—
98	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	98.2%	584	8.99	Food Depot	Dollar Tree	—
99	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	100.0%	1,375	17.39	Publix	—	—
100	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	100.0%	861	12.80	Publix	—	—
101	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	97.4%	1,424	15.41	Kroger	—	—
102	Northside	Dalton	GA	Dalton, GA	2001	78,922	100.0%	912	12.34	—	America's Thrift Stores, Dollar Tree	—
103	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	95.7%	915	12.29	Publix	—	—
104	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,670	95.7%	923	20.74	Kroger*	—	—

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 38

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

105	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Roswell, GA	1995	155,172	100.0%	1,779	11.46	Costco*	American Freight, Ollie's Bargain Outlet, Studio Movie Grill	—
106	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	178,871	78.8%	1,401	11.85	Food Depot	Staples	—
107	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	220,787	100.0%	3,235	15.19	ALDI	Best Buy, Michaels, Nordstrom Rack, PetSmart	—
108	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	100.0%	1,488	15.33	Publix	—	—
109	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	88.8%	1,563	16.63	Publix	—	—
110	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	2023	221,201	96.0%	2,542	11.97	—	Burlington Stores, DashMart, dd's Discounts (Ross), Dollar Tree, Five Below, Michaels, Ollie's Bargain Outlet, Planet Fitness, Ross Dress for Less	—
111	Eastlake Plaza	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	56,176	100.0%	1,055	19.19	—	Crunch Fitness	—
112	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	92.1%	1,368	13.13	Kroger	—	—
113	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	144,351	95.3%	2,287	16.63	Kroger	—	—
114	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Roswell, GA	1990	69,778	100.0%	712	10.20	Food Depot	—	—
115	ConneXion	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	2016	107,355	100.0%	2,241	20.87	—	Planet Fitness	—
116	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	93,420	100.0%	1,114	11.92	—	PGA TOUR Superstore	—
117	Kings Market	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	2005	275,294	97.6%	3,402	12.67	Publix	Ace Pickleball Club, Frontgate, Sky Zone	—
118	Victory Square	Savannah	GA	Savannah, GA	2007	113,217	98.6%	1,829	16.39	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
119	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	184,185	98.5%	3,439	18.96	Kroger	DaVita Dialysis	—
120	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Roswell, GA	2006	135,865	98.4%	1,822	13.64	Walmart Supercenter*	Advance Auto Parts, Harbor Freight Tools, NCG Cinemas	—
121	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	97.1%	1,186	12.04	Kroger	—	—
122	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN	1999	199,663	91.4%	3,826	20.98	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese, Dollar Tree, Kirkland's, Petco, Ulta	—
123	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN	2000	151,643	92.4%	2,305	16.46	Swadeshi	Harbor Freight Tools	Kohl's
124	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN	2006	196,445	99.5%	2,553	13.06	Shop & Save Market (Albertsons)	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	—
125	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN	1998	211,105	97.1%	2,977	16.30	—	Discovery Clothing, Dollar Tree, KPot Korean BBQ & Hot Pot, Marshalls, Pep Boys, Ross Dress for Less, Shoe Carnival, XSport Fitness	The Home Depot
126	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN	1992	541,651	92.9%	6,103	12.87	Tony's Fresh Market (Heritage Grocers)	AMC, At Home, Burlington Stores, Dollar Tree, Hollywood Park, JOANN, National Tire & Battery, OfficeMax, PetSmart, Planet Fitness, Ross Dress for Less	—
127	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN	1987	273,060	78.8%	2,822	13.11	Jewel-Osco (Albertsons)	Harbor Freight Tools, VASA Fitness	Hobby Lobby
128	Elmhurst Crossing	Elmhurst	IL	Chicago-Naperville-Elgin, IL-IN	2005	347,503	100.0%	5,094	14.66	Whole Foods Market (Amazon)	At Home, Five Below, Kohl's, Petco, Shoe Carnival	—
129	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN	2006	171,530	77.2%	1,953	14.75	—	Bear Paddle Swim School, Lava Island, Painted Tree Marketplace	—
130	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN	1997	106,683	76.9%	1,348	16.42	Sunset Foods	—	—
131	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN	2019	240,345	70.1%	2,632	15.63	—	Altitude Trampoline Park, JOANN, LA Fitness	—
132	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN	1997	118,281	92.5%	1,764	17.01	Jewel-Osco (Albertsons)	Planet Fitness	—
133	Westridge Court / Block 59 (2) (3)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN	2025	535,002	87.4%	10,398	23.88	The Fresh Market	DICK’S Sporting Goods Warehouse Sale, Discovery Clothing, Edge Fitness, Five Below, Funtopia USA, La-Z-Boy Furniture, Painted Tree Marketplace, Star Cinema Grille, Ulta, Wayfair Outlet, World Market	—
134	North Riverside Plaza	North Riverside	IL	Chicago-Naperville-Elgin, IL-IN	2007	387,873	91.7%	4,480	12.59	Amazon Fresh	Best Buy, Burlington Stores, Kohl's, Michaels, Petco	—
135	Ravinia Plaza	Orland Park	IL	Chicago-Naperville-Elgin, IL-IN	1990	102,289	94.5%	1,970	20.38	Whole Foods Market (Amazon)	Skechers	—
136	Tinley Park Plaza (3)	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN	2025	241,427	97.6%	4,113	17.83	Amazon Fresh	Burlington Stores, Dollar Tree, Planet Fitness, Ross Dress for Less, The Tile Shop	—
137	Meridian Village	Carmel	IN	Indianapolis-Carmel-Greenwood, IN	1990	130,431	97.3%	1,469	11.58	—	Ollie's Bargain Outlet	—
138	Columbus Center	Columbus	IN	Columbus, IN	1964	143,740	98.9%	2,265	15.93	—	Burlington Stores, Five Below, HomeGoods, T.J.Maxx	Target

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 39

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

139	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Greenwood, IN	2022	584,626	89.1%	6,691	13.09	Kroger	Aaron's, Burlington Stores, Dollar Tree, Empire Beauty School, Harbor Freight Tools, HealthNet, Indiana Bureau of Motor Vehicles, Kohl's, Mattress Firm, Oak Street Health, Petco, pOpshelf, Ross Dress for Less, T.J.Maxx	—
140	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,514	11.47	Pay Less (Kroger)	—	—
141	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	88.5%	1,516	10.59	Hy-Vee	—	—
142	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	214,898	93.4%	2,093	17.42	Dillons (Kroger)	JOANN, Marshalls	—
143	Florence Plaza - Florence Square (2)	Florence	KY	Cincinnati, OH-KY-IN	2014	679,639	98.0%	9,012	17.11	Kroger	Aaron's, Barnes & Noble, Bob's Discount Furniture, Burlington Stores, Boot Barn, Chuck E. Cheese, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, KPot Korean BBQ & Hot Pot, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Shoe Carnival, Sierra Trading Post, Staples, T.J.Maxx, Ulta	—
144	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,388	85.1%	1,858	11.11	—	Ace Pickleball Club, CVS, Dollar Tree	—
145	London Marketplace	London	KY	Corbin, KY	1994	166,026	100.0%	1,676	10.09	Kroger	bealls, Kohl's, Marshalls, Planet Fitness	—
146	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,842	98.3%	2,156	12.55	Kroger	Petco	—
147	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	157,747	95.3%	1,877	13.14	Kroger	Anytime Fitness	—
148	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	99.4%	2,115	13.39	Kroger Marketplace	—	—
149	Acton Plaza	Acton	MA	Boston-Cambridge-Newton, MA-NH	1972	137,572	97.8%	2,714	20.17	Roche Bros	T.J.Maxx/HomeGoods	—
150	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	140,488	93.2%	1,176	8.98	America's Food Basket	Citi Trends, Crunch Fitness	—
151	Burlington Square I, II & III (3)	Burlington	MA	Boston-Cambridge-Newton, MA-NH	2025	79,430	96.7%	2,654	34.57	—	Golf Galaxy, Staples	Duluth Trading Co.
152	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	90.8%	1,750	14.68	Super Stop & Shop (Ahold Delhaize)	Ocean State Job Lot	—
153	WaterTower Plaza (3)	Leominster	MA	Worcester, MA	2025	285,714	88.8%	3,936	16.01	TBA	Barnes & Noble, Five Below, Michaels, Ocean State Job Lot, Petco, Staples, T.J.Maxx, The Paper Store	—
154	Lunenburg Crossing	Lunenburg	MA	Worcester, MA	1994	25,515	43.1%	178	16.18	Hannaford Bros.*	—	Walmart
155	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,225	100.0%	1,655	21.16	Stop And Compare	Crunch Fitness	—
156	Webster Square	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	92.2%	2,764	16.40	Star Market (Albertsons)	Marshalls/HomeGoods, Ocean State Job Lot	—
157	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	188,493	99.1%	3,078	16.48	Market 32 (Northeast Grocery)	Barnes & Noble, Burlington Stores, Michaels, Ulta	The Home Depot, Walmart
158	Westgate Plaza	Westfield	MA	Springfield, MA	1996	125,403	97.8%	1,696	16.98	ALDI	Ocean State Job Lot, PetSmart, T.J.Maxx	—
159	Perkins Farm Marketplace	Worcester	MA	Worcester, MA	1967	205,048	99.4%	2,569	20.02	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	—
160	South Plaza Shopping Center	California	MD	Lexington Park, MD	2005	92,335	100.0%	1,866	20.21	—	Best Buy, Old Navy, Petco, Ross Dress for Less	—
161	Fox Run	Prince Frederick	MD	Lexington Park, MD	2022	279,651	77.4%	3,729	17.51	Giant Food (Ahold Delhaize)	JOANN, Planet Fitness, Ross Dress for Less, Ulta, Z&R Furniture	—
162	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,459	100.0%	2,265	19.03	ALDI	Dollar Tree, JOANN, Lowe's, O'Reilly Auto Parts	—
163	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	91.3%	7,215	19.89	Kroger	DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, OfficeMax, Old Navy, Petco, Skechers, Ulta	—
164	Huron Village	Ann Arbor	MI	Ann Arbor, MI	2003	118,482	97.2%	2,948	26.68	Whole Foods Market (Amazon)	Barnes & Noble, Walgreens	—
165	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2020	297,425	97.6%	5,187	17.87	Plum Market	Burlington Stores, Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Ulta	—
166	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	94.1%	1,063	13.22	Busch’s Fresh Food Market	Ace Hardware	—
167	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	85,168	100.0%	1,041	12.22	—	Ollie's Bargain Outlet, True Value	—
168	Silver Pointe Shopping Center (2)	Fenton	MI	Flint, MI	1996	164,632	98.5%	2,274	14.11	VG's Food (SpartanNash)	Dunham's Sports	Five Below, Michaels, Old Navy, T.J.Maxx
169	Cascade East	Grand Rapids	MI	Grand Rapids-Wyoming-Kentwood, MI	1983	99,529	92.6%	860	9.33	D&W Fresh Market (SpartanNash)	—	—
170	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	160,946	100.0%	1,723	10.71	—	DICK’S Sporting Goods Warehouse Sale, Dollar Tree, DXL Destination XL, Funcity Adventure Park, Planet Fitness	—
171	Lakes Crossing	Muskegon	MI	Muskegon-Norton Shores, MI	2008	104,600	83.8%	1,403	16.00	—	JOANN, Shoe Carnival, Ulta	Kohl's
172	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	308,078	94.7%	3,720	12.91	Sun Valley Supermarket	Aaron's, Burlington Stores, Citi Trends, Dollar Tree, Harbor Freight Tools, Octapharma, Ross Dress for less	—

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 40

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

173	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	465,464	97.5%	7,292	21.02	TBA	Barnes & Noble, DSW, Emagine Theatre, Harbor Freight Tools, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
174	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,781	93.8%	1,246	13.05	—	Citi Trends, Planet Fitness	Burlington Stores, Forman Mills
175	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,217	7.86	—	Dunham's Sports, Tractor Supply Co., Urban Air Adventure Park	—
176	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	160,192	84.3%	1,829	13.55	—	Crunch Fitness, Petco, Rally House, Ross Dress for Less	Burlington Stores, Target
177	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	70.8%	816	9.39	Save-A-Lot (Rabban Brothers)	Dollar Tree, Planet Fitness	—
178	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,260	99.0%	2,658	21.60	SuperTarget*	Dollar Tree, O'Reilly Auto Parts, Walgreens	—
179	Champlin Marketplace	Champlin	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2005	91,970	100.0%	1,357	15.32	Cub Foods (United Natural Foods Inc.)	—	—
180	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,105	93.0%	2,411	14.16	—	Best Buy, Dollar Tree, Harbor Freight Tools, HomeGoods, JOANN, T.J.Maxx	—
181	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,670	97.2%	2,159	25.24	Cub Foods*	Ablelight Thrift, MGM Wine and Spirits	—
182	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	96.8%	2,709	13.10	Loma Bonita Market	Dollar Tree, Marshalls, Michaels, Walgreens	—
183	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2021	82,576	98.8%	1,146	20.10	ALDI, Cub Foods*	Dollar Tree	—
184	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	118,693	97.0%	2,007	17.42	Fresh Thyme Farmers Market (Meijer)	Dollar Tree, Marshalls	—
185	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	290,813	88.2%	2,823	14.81	Cub Foods (United Natural Foods Inc.)	BioLife Plasma Services, Burlington Stores, Citi Trends, Dollar Tree, Five Below, Planet Fitness, Ross Dress for Less	—
186	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,065	100.0%	1,146	15.68	Festival Foods (Knowlan's Super Markets)	Dollar Tree	—
187	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,408	69.6%	1,365	14.77	ALDI	Chuck E. Cheese, Michaels, Petco	—
188	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	98.5%	1,569	9.85	Price Chopper (Associated Wholesale)	Fowling Warehouse	—
189	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	100.0%	1,333	10.68	Price Chopper (Associated Wholesale)	—	—
190	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	95.4%	482	7.06	Schnucks	—	—
191	Devonshire Place	Cary	NC	Raleigh-Cary, NC	1996	106,680	100.0%	1,706	16.34	—	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	—
192	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	285,424	96.0%	4,817	17.58	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, pOpshelf, Staples	—
193	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	88.3%	1,997	9.88	Patel Brothers	Big Air Trampoline, Dollar Tree, Gabe's, The Home Depot, Tokyo Grill and Supreme Buffet, Value City Furniture	—
194	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	184,267	99.1%	2,914	15.95	LIDL	Boot Barn, Burlington Stores, Harbor Freight Tools, PetSmart	Target, The Home Depot
195	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	94.5%	4,344	15.29	Walmart Supercenter*	bealls, Best Buy, Boot Barn, Dollar Tree, Five Below, Michaels, Pep Boys, pOpshelf, Ross Dress for Less	—
196	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	407,244	97.4%	6,201	15.63	—	Burlington Stores, DICK'S Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Ross Dress for Less, Shoe Carnival, Ulta, Wayfair Outlet	Target
197	University Commons	Greenville	NC	Greenville, NC	1996	233,153	99.4%	3,652	15.76	Harris Teeter (Kroger)	Barnes & Noble, Petco, HomeGoods, Shoe Carnival, T.J.Maxx	Target
198	North Ridge Shopping Center	Raleigh	NC	Raleigh-Cary, NC	1980	171,372	96.7%	3,058	18.45	Harris Teeter (Kroger)	Ace Hardware, O2 Fitness	—
199	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	29,900	89.0%	346	13.01	—	—	Person County Health & Human Services
200	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.1%	4,354	12.71	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	—
201	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	100.0%	2,293	16.39	—	Burlington Stores, PetSmart, Shoe Carnival, Sportsman's Warehouse	Target
202	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	100.0%	4,105	17.44	Lowes Foods (Alex Lee)	Dollar Tree, HomeGoods, Skechers, T.J.Maxx	—
203	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	279,630	77.4%	2,994	14.71	Compare Foods	ArchWell Health, Citi Trends, Office Depot, O'Reilly Auto Parts	—
204	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	94.8%	1,049	15.30	CHEF'STORE (US Foods)	Boot Barn	—

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 41

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

205	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	103,076	97.3%	2,272	23.95	—	Boston Interiors, Planet Fitness	—
206	Capitol Shopping Center	Concord	NH	Concord, NH	2001	196,542	100.0%	2,798	15.02	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	—
207	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,795	23.22	Patel Brothers	Jordan's Warehouse, Mavis Discount Tires, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
208	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	89,634	60.6%	459	8.45	—	JOANN, Tractor Supply Co.	Ashley Furniture, Cardi's Furniture, Ocean State Job Lot
209	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	151,754	94.6%	1,547	10.78	Market Basket (DeMoulas Supermarkets)	Staples, T.J.Maxx	—
210	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ	2023	246,254	100.0%	2,858	11.61	Livoti’s Old World Market	Ashley Homestore, At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	—
211	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,211	100.0%	5,184	25.18	ShopRite (Eickhoff Supermarkets)	Burlington Stores, Planet Fitness, Ross Dress for Less	—
212	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ	2007	52,812	100.0%	1,465	27.74	Acme (Albertsons)	—	—
213	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	231,464	82.7%	3,384	17.93	LIDL	Esporta Fitness, Five Below, Pep Boys, Ross Dress for Less, Ulta	—
214	Hamilton Plaza	Hamilton	NJ	Trenton-Princeton, NJ	1972	149,993	100.0%	2,246	14.97	Grocery Outlet	2nd Ave, Crab Du Jour, DaVita Dialysis, Planet Fitness, Rothman Orthopaedic Institute	—
215	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ	2002	127,230	100.0%	2,023	15.90	Gourmet Glatt	—	—
216	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	337,878	95.1%	7,697	23.96	Sprouts Farmers Market	Arthur Murray Dance Studio, Burlington Stores, Chickie's & Pete's, DSW, HomeGoods, Michaels, T.J.Maxx	—
217	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ	2024	201,550	98.8%	4,348	21.84	Trader Joe's	At Home, Petco, Retro Fitness	—
218	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	100.0%	1,563	32.11	ShopRite	—	—
219	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ	2022	254,548	84.7%	4,418	20.50	Bhavani Food Market, TBA	Dollar Tree, Marshalls, Pep Boys, Petco, Texas Roadhouse	—
220	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ	1994	159,561	65.5%	1,227	11.73	—	—	—
221	Rio Grande Plaza	Rio Grande	NJ	Atlantic City-Hammonton, NJ	1997	136,351	97.0%	1,786	13.50	ShopRite*	Burlington Stores, Dollar Tree, PetSmart, Planet Fitness, Skechers	—
222	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,183	97.3%	3,591	20.59	ShopRite (Village Supermarket)	Staples	—
223	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ	1965	36,209	100.0%	710	19.61	ShopRite (Village Supermarket)	—	—
224	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ	2006	87,760	98.8%	1,587	18.30	Uncle Giuseppe's*	Crunch Fitness, Dollar Tree	—
225	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	100.0%	3,952	18.28	Walmart Supercenter*	Marshalls, Ross Dress for Less, Staples, Ulta	—
226	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ	1993	89,834	100.0%	3,158	35.15	ALDI	T.J.Maxx	—
227	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1998	84,316	90.9%	1,833	24.52	Amazon Fresh, BJ's Wholesale Club*	Five Below	Kohl's, Walmart
228	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1991	77,458	37.8%	1,308	44.70	Stop & Shop*	—	Walgreens
229	West Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1965	42,594	98.9%	1,256	29.81	Wild by Nature Market (King Kullen)	—	—
230	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ	2022	217,893	100.0%	4,465	20.49	—	Burlington Stores, Crazy Hot Deals, Dollar Tree, Floor & Décor, Phenix Salon Suites	—
231	Dalewood I, II & III Shopping Center (3)	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ	2025	196,148	92.0%	6,418	36.39	H-Mart	Barnes & Noble, T.J.Maxx, Ulta	—
232	Unity Plaza	Hopewell Junction	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	2005	67,462	100.0%	1,433	21.24	Acme (Albertsons)	—	—
233	Cayuga Shopping Center	Ithaca	NY	Ithaca, NY	1969	204,405	67.8%	1,741	12.57	ALDI	Planet Fitness, Ross Dress for Less, True Value, VA Community Based Outpatient	—
234	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ	1985	72,208	100.0%	1,783	24.69	Key Food Marketplace	T.J.Maxx	—
235	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ	1981	17,000	100.0%	681	40.06	Trader Joe's	—	—
236	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ	1972	61,904	100.0%	1,601	25.86	KolSave Market*	Dollar Tree, Planet Fitness	—
237	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ	2020	36,470	100.0%	1,541	42.25	North Shore Farms	CVS	—
238	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ	2007	222,775	88.7%	3,335	17.68	Super Stop & Shop (Ahold Delhaize)	Planet Fitness, Savers	—
239	Wallkill Plaza	Middletown	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	1986	209,910	75.2%	1,727	12.78	—	Citi Trends, David's Bridal, Hobby Lobby	—

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 42

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

240	Monroe Plaza	Monroe	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	1985	122,007	100.0%	2,100	17.21	ShopRite (Wakefern)	Crazy Hot Deals, U.S. Post Office	—
241	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ	2006	251,589	99.5%	6,059	26.03	A Matter of Health	Barnes & Noble, Crazy Hot Deals, Decor Home Furniture, Jembro, Marshalls, Ulta	—
242	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ	1971	39,743	96.3%	1,550	40.51	—	—	—
243	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ	1961	129,996	89.9%	3,379	28.91	—	Dollar Tree, HomeGoods	—
244	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ	2002	99,131	71.2%	1,830	25.92	Fine Fare	Boot Barn, CVS	—
245	The Shops at Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ	2018	120,088	100.0%	3,179	26.47	Costco*	HomeSense, Marshalls/HomeGoods, PetSmart, Ulta	—
246	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ	1975	44,131	100.0%	1,340	30.36	—	HomeGoods	—
247	College Plaza (3)	Selden	NY	New York-Newark-Jersey City, NY-NJ	2025	188,738	100.0%	4,555	26.38	ShopRite (Wakefern)	Burlington Stores, Five Below, Wren Kitchens	Firestone
248	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	99.5%	2,197	13.73	—	Dollar Tree, Staples	—
249	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,123	100.0%	2,499	12.07	—	Boot Barn, JOANN, Kohl's, PetSmart, Ross Dress for Less	Target
250	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,709	18.51	—	HomeGoods, Michaels, Old Navy	—
251	Town Square (2)	Vestal	NY	Binghamton, NY	1991	291,346	91.9%	4,759	17.78	Sam's Club*, Walmart Supercenter*	AMC, Barnes & Noble, Burlington Stores, DICK’S Sporting Goods Warehouse Sale, Dollar Tree, DSW, Shoe Carnival, T.J.Maxx, Ulta	—
252	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ	1977	88,501	95.8%	2,979	35.14	H-Mart	—	—
253	Brunswick Town Center	Brunswick	OH	Cleveland, OH	2004	151,048	98.0%	2,597	18.16	Giant Eagle	—	The Home Depot
254	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	227,738	98.8%	2,944	19.42	Kroger	Ace Hardware, Petco, Planet Fitness, Rainbow Shops	—
255	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	167,328	98.8%	1,640	10.00	Kroger	Pet Supplies Plus, Salvation Army	—
256	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	24,230	100.0%	961	39.66	Fresh Thyme Farmers Market (Meijer)*	—	HomeGoods, Painted Tree Marketplace, T.J.Maxx
257	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2021	242,735	93.6%	4,925	22.52	—	Dollar Tree, Michaels, Old Navy, PetSmart, Ross Dress For Less, T.J.Maxx, Ulta	Target
258	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	100.0%	1,393	39.63	Kroger	—	—
259	Crown Point	Columbus	OH	Columbus, OH	1980	145,280	97.4%	1,588	11.24	Kroger	Dollar Tree, Planet Fitness	—
260	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,720	91.8%	1,502	13.31	Kroger	—	—
261	South Towne Centre	Dayton	OH	Dayton-Kettering-Beavercreek, OH	1972	333,998	81.4%	3,925	14.85	Health Foods Unlimited	Burlington Stores, JOANN, PetSmart, Value City Furniture	—
262	Southland Shopping Center	Middleburg Heights	OH	Cleveland, OH	1951	421,977	88.3%	5,299	14.22	Giant Eagle, Marc's, BJ's Wholesale Club*	Crunch Fitness, Dollar Tree, Five Below, JOANN, Marshalls, OfficeMax, Petco	—
263	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland, OH	2002	70,003	100.0%	1,233	17.61	—	Ollie's Bargain Outlet, Sears Outlet	—
264	Surrey Square	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,140	100.0%	2,645	29.12	Kroger	Advance Auto Parts, Rainbow Shops	—
265	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	298,765	80.5%	1,635	12.44	Kroger	Crunch Fitness, Dollar General, Harbor Freight Tools	—
266	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	97.2%	2,887	21.15	Giant Food (Ahold Delhaize)	CVS	—
267	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	9,894	86.7%	345	40.20	Weis Markets*	—	Burlington Stores, Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park
268	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	92.4%	4,171	14.70	Giant Food (Ahold Delhaize)	Citi Trends, Decor Home Furniture, Marshalls/HomeGoods, PetSmart, Powerhouse Gym, Staples	—
269	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	266,953	98.4%	3,134	12.24	—	Ollie's Bargain Outlet, Planet Fitness	—
270	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	97.8%	2,877	21.14	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	—
271	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	101,630	93.3%	2,129	23.16	Kimberton Whole Foods	Planet Fitness	—
272	Plymouth Square Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2024	234,709	92.2%	5,158	23.85	Weis Markets	Planet Fitness, REI, Wren Kitchens	—
273	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	76,391	100.0%	2,250	29.45	Giant Food (Ahold Delhaize)	—	—
274	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	45,086	95.3%	535	12.45	Hung Vuong Food Market*	—	—

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 43

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

275	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre, PA	2023	311,991	96.0%	3,727	20.04	—	Burlington Stores, Dollar Tree, Gabe's, JOANN, PetSmart, Sierra Trading Post, T.J.Maxx, The Home Depot	—
276	Barn Plaza (3)	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2025	238,793	83.5%	4,583	22.99	Whole Foods Market (Amazon)	Barnes & Noble, Kohl's	—
277	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	97.3%	1,554	21.22	—	Ross Dress for Less	—
278	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	100.0%	1,159	21.17	Weis Markets*	DaVita Dialysis	—
279	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	226,829	100.0%	8,614	39.41	McCaffrey's	Ulta	—
280	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,348	98.5%	3,073	29.34	—	Target	—
281	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2024	590,548	98.1%	10,765	40.93	Sprouts Farmers Market	JD Sports, LA Fitness, Macy's, Oak Street Health, Ross Dress for Less	—
282	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	96.7%	1,587	9.29	Redner's Warehouse Market	Decor Home Furniture, Ross Dress for Less	—
283	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,608	72.6%	1,526	13.60	ALDI	Dollar Tree, Five Below, Planet Fitness	—
284	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	508	12.18	Fresh Grocer*	—	—
285	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	95.2%	3,843	18.55	ShopRite (Wakefern)	Famous Footwear, Harbor Freight Tools, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Sportsman's Warehouse	Kohl's
286	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	91.6%	814	14.01	Giant Food (Ahold Delhaize)	—	—
287	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	309,908	98.9%	3,833	12.74	Redner's Warehouse Market	Dollar Tree, Gabe's, PetSmart, Pickleball Kingdom, Ross Dress for Less, Staples	—
288	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre, PA	2004	306,440	94.8%	2,527	42.39	Walmart Supercenter	Chuck E. Cheese, Cracker Barrel, Pet Supplies Plus	—
289	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Port Royal, SC	2006	166,639	99.2%	3,085	18.67	Kroger	—	—
290	Milestone Plaza	Greenville	SC	Greenville-Anderson-Greer, SC	1995	89,721	98.5%	1,708	20.51	Lowes Foods (Alex Lee)	—	—
291	Circle Center	Hilton Head Island	SC	Hilton Head Island-Bluffton-Port Royal, SC	2000	65,313	27.8%	479	26.38	—	—	—
292	The Fresh Market Shoppes	Hilton Head Island	SC	Hilton Head Island-Bluffton-Port Royal, SC	1983	86,398	98.1%	1,607	18.95	The Fresh Market	—	—
293	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	174,094	100.0%	1,934	11.26	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Harbor Freight Tools	—
294	Pawleys Island Plaza	Pawleys Island	SC	Murrells Inlet, SC	2015	120,453	97.7%	1,806	15.35	Publix	Petco, T.J.Maxx, Ulta	—
295	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Greer, SC	2003	131,002	100.0%	2,701	20.62	—	Petco, Ross Dress for Less, T.J.Maxx	Target
296	Hillcrest Market Place (3)	Spartanburg	SC	Spartanburg, SC	2025	376,624	96.9%	5,283	14.80	Publix	Five Below, Hobby Lobby, Marshalls, NCG Cinemas, Petco, Ross Dress for Less	—
297	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,571	97.6%	3,966	15.50	ALDI	At Home, HomeGoods	—
298	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	96.6%	4,600	14.36	—	Dollar Tree, Family Leisure, Goldfish Swim School, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	—
299	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	224,139	100.0%	2,357	10.63	—	bealls, Belk, Hobby Lobby, Marshalls, Ross Dress for Less	Tractor Supply Co.
300	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	119,360	100.0%	1,447	12.12	Sprouts Farmers Market	Painted Tree Marketplace, Urban Air Adventure Park	—
301	The Market at Wolfcreek (2)	Memphis	TN	Memphis, TN-MS-AR	2014	649,252	90.9%	9,701	17.36	—	Academy Sports + Outdoors, Best Buy, Burlington Stores, Citi Trends, Crazy Hot Deals, Dave & Busters, David's Bridal, Dollar Tree, DSW, Michaels, Office Depot, Old Navy, Painted Tree Marketplace, PetSmart, T.J.Maxx	Havertys, La-Z-Boy, Ollie's, Target, The Home Depot
302	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	89.0%	1,443	14.21	Kroger	—	—
303	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	91.4%	991	12.50	Kroger	—	Walgreens
304	Parmer Crossing	Austin	TX	Austin-Round Rock-San Marcos, TX	1989	170,605	89.5%	1,987	13.01	Desi Brothers	Crazy Hot Deals, Dollar Tree, Harbor Freight Tools, Planet Fitness	—
305	Baytown Shopping Center	Baytown	TX	Houston-Pasadena-The Woodlands, TX	1987	95,941	97.0%	1,694	18.21	—	Goodwill, Sky Zone	—
306	El Camino	Bellaire	TX	Houston-Pasadena-The Woodlands, TX	2008	71,651	83.2%	687	11.52	El Ahorro Supermarket	Dollar Tree	—
307	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	85.2%	950	8.15	—	AlphaGraphics	—
308	Central Station	College Station	TX	College Station-Bryan, TX	1976	178,141	96.8%	3,553	21.10	—	Dollar Tree, HomeGoods, Spec's Liquors	Kohl's
309	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	98.8%	1,532	29.90	Kroger	CVS	—
310	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	93.3%	1,369	17.33	—	Crunch Fitness, Five Below	—

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 44

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

311	Arboretum Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2014	95,354	95.2%	2,454	27.02	Tom Thumb (Albertsons)	Ace Hardware, PetSmart	—
312	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	100.0%	1,368	20.65	—	EōS Fitness	—
313	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	94.9%	1,113	17.01	—	Wellmed Medical	—
314	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	472	10.38	—	Authentic Warehouse	—
315	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	90.7%	1,317	14.03	El Rio Grande Latin Market	Family Dollar	—
316	Wynnewood Village (3)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2025	574,498	95.5%	8,593	20.16	El Rancho (Heritage Grocers), Kroger	Burlington Stores, Citi Trends, Dollar Tree, Five Below, Kids Empire, LA Fitness, Ross Dress for Less, South Oak Cliff Dialysis, Target	—
317	Parktown	Deer Park	TX	Houston-Pasadena-The Woodlands, TX	1999	118,221	98.0%	1,238	10.69	Food Town	bealls, Walgreens	—
318	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	99.9%	2,914	17.10	Tom Thumb (Albertsons)	Dollar Tree, EōS Fitness, Goody Goody Wine & Spirits	—
319	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,526	100.0%	4,556	23.07	Tom Thumb (Albertsons)	DSW, Ulta	—
320	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	792,351	97.9%	18,305	23.59	SuperTarget*	Best Buy, Boot Barn, DSW, Half Price Books, Macy's Backstage, Marshalls, Nordstrom Rack, Old Navy, Overstock Furniture, PetSmart, pOpshelf, Ross Dress for Less, Sky Zone, Staples, T.J.Maxx, Ulta	—
321	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	100.0%	1,627	18.28	Truong Nguyen Market	—	—
322	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	101,874	100.0%	1,332	13.40	—	Painted Tree Marketplace, Planet Fitness	—
323	Bay Forest	Houston	TX	Houston-Pasadena-The Woodlands, TX	2004	71,667	96.5%	780	11.28	Kroger	—	—
324	Beltway South	Houston	TX	Houston-Pasadena-The Woodlands, TX	1998	114,099	89.8%	957	37.68	Kroger	—	—
325	Braes Heights	Houston	TX	Houston-Pasadena-The Woodlands, TX	2022	92,179	100.0%	3,052	33.11	—	CVS, My Salon Suites	—
326	Braesgate	Houston	TX	Houston-Pasadena-The Woodlands, TX	1997	91,982	100.0%	787	8.56	Food Town	—	—
327	Broadway	Houston	TX	Houston-Pasadena-The Woodlands, TX	2006	74,988	98.7%	1,013	14.23	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	—
328	Clear Lake Camino South	Houston	TX	Houston-Pasadena-The Woodlands, TX	1964	105,501	69.0%	1,089	16.36	ALDI	Mr. Gatti's Pizza, Spec's Liquors	—
329	Hearthstone Corners	Houston	TX	Houston-Pasadena-The Woodlands, TX	2019	208,147	98.6%	3,072	14.96	El Rancho (Heritage Grocers)	Amped Fitness, Sky Zone, XL Parts	—
330	Jester Village	Houston	TX	Houston-Pasadena-The Woodlands, TX	2022	62,731	99.0%	1,521	24.49	—	24 Hour Fitness	—
331	Jones Plaza (3)	Houston	TX	Houston-Pasadena-The Woodlands, TX	2025	111,206	88.9%	1,170	11.83	La Michoacana Supermarket	Aaron's, Fitness Connection	—
332	Jones Square	Houston	TX	Houston-Pasadena-The Woodlands, TX	1999	169,786	81.2%	1,647	11.95	—	Hobby Lobby, King Dollar, Octapharma, Walgreens	—
333	Maplewood	Houston	TX	Houston-Pasadena-The Woodlands, TX	2004	99,177	90.1%	991	11.08	Foodarama	bealls, Kids Empire	—
334	Merchants Park	Houston	TX	Houston-Pasadena-The Woodlands, TX	2009	246,656	89.3%	4,025	18.27	Kroger	JD Sports, Petco, Planet Fitness, Ross Dress for Less	—
335	Northgate	Houston	TX	Houston-Pasadena-The Woodlands, TX	1972	38,724	100.0%	681	17.59	El Rancho*	WSS	—
336	Northshore (2)	Houston	TX	Houston-Pasadena-The Woodlands, TX	2001	231,640	96.3%	3,354	15.26	El Rancho (Heritage Grocers)	Dollar Tree, Melrose Fashions, Nova Healthcare, Overstock Furniture, Planet Fitness	—
337	Northtown Plaza	Houston	TX	Houston-Pasadena-The Woodlands, TX	1960	190,529	96.3%	2,661	14.70	El Rancho (Heritage Grocers)	Crazy Boss Big Discount Store, dd's Discounts (Ross), Dollar Tree	—
338	Orange Grove	Houston	TX	Houston-Pasadena-The Woodlands, TX	2005	184,664	99.1%	2,391	13.62	—	24 Hour Fitness, Burlington Stores, Floor & Décor, WSS	—
339	Royal Oaks Village	Houston	TX	Houston-Pasadena-The Woodlands, TX	2001	146,279	98.1%	3,698	25.77	H-E-B	—	—
340	Tanglewilde Center	Houston	TX	Houston-Pasadena-The Woodlands, TX	1998	82,623	96.6%	1,353	16.95	ALDI	Dollar Tree, WeGotSoccer	—
341	West U Marketplace	Houston	TX	Houston-Pasadena-The Woodlands, TX	2000	60,136	96.0%	1,519	26.31	Whole Foods Market (Amazon)	—	—
342	Westheimer Commons	Houston	TX	Houston-Pasadena-The Woodlands, TX	1984	245,714	96.5%	2,788	11.76	Fiesta Mart (Chedraui USA)	King Dollar, Marshalls, Rainbow Shops, Retro Fitness, Sanitas Medical Center, Shoe Carnival, Walgreens	—
343	Crossroads Centre - Pasadena	Pasadena	TX	Houston-Pasadena-The Woodlands, TX	1997	146,567	96.4%	2,211	16.69	Kroger	LA Fitness	—
344	Spencer Square	Pasadena	TX	Houston-Pasadena-The Woodlands, TX	1998	181,888	97.8%	2,169	12.19	Kroger	bealls, Octapharma, Petco, Retro Fitness	—
345	Pearland Plaza	Pearland	TX	Houston-Pasadena-The Woodlands, TX	1995	156,491	83.9%	1,313	10.00	Kroger	Goodwill, Harbor Freight Tools, Walgreens	—
346	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	147,500	90.5%	2,970	23.21	Central Market (H-E-B)	—	—
347	Preston Park Village (3)	Plano	TX	Dallas-Fort Worth-Arlington, TX	2025	256,407	86.0%	6,473	29.35	—	Gap Factory Store, HomeGoods, Petco, Slick City	—

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 45

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

348	Keegan's Meadow	Stafford	TX	Houston-Pasadena-The Woodlands, TX	1999	125,100	88.7%	1,563	14.55	El Rancho	Retro Fitness	—
349	Lake Pointe Village	Sugar Land	TX	Houston-Pasadena-The Woodlands, TX	2010	162,263	93.6%	4,764	31.38	Whole Foods Market (Amazon)	—	—
350	Texas City Bay	Texas City	TX	Houston-Pasadena-The Woodlands, TX	2005	224,884	93.5%	2,544	12.29	Kroger	Burlington Stores, Five Below, Harbor Freight Tools, Planet Fitness	—
351	Windvale Center	The Woodlands	TX	Houston-Pasadena-The Woodlands, TX	2002	100,688	84.7%	1,819	21.34	—	Tesla	—
352	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,907	81.0%	1,061	9.85	—	Goodwill, Ollie's Bargain Outlet, Tractor Supply Co.	—
353	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	152,279	99.3%	3,144	20.80	—	Gold's Gym, Hobby Lobby	Kohl's
354	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	144,942	100.0%	1,365	15.86	Kroger	Hamrick's	—
355	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	100.0%	1,589	9.56	—	Dollar Tree, Kohl's, PetSmart	—
356	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Chesapeake-Norfolk, VA-NC	2010	150,014	99.8%	3,462	23.36	Trader Joe's	Five Below, JOANN, PetSmart, Ulta	—
357	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	94.8%	2,139	10.10	Market 32 (Northeast Grocery)	Planet Fitness, T.J.Maxx, Walmart	—
358	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha, WI	1967	218,392	91.0%	3,545	17.83	Sendik's Food Market	Marshalls, Sierra Trading Post, The Tile Shop	—
359	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha, WI	1990	98,303	100.0%	1,081	11.00	Pick 'n Save (Kroger)	—	—
360	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha, WI	2000	204,074	95.5%	1,764	9.08	—	Hobby Lobby, Kohl's	Five Below, HomeGoods, Sierra Trading Post
361	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	100.0%	884	11.73	—	Best Buy, Sportsman's Warehouse	—

	TOTAL PORTFOLIO					63,687,360	94.1%	$1,008,053	$17.94

(1) * Indicates grocer is not owned.
(2) Property is listed as two individual properties on Company website for marketing purposes.
(3) Indicates property is currently in redevelopment.
(4) Major Tenants exclude tenants that have ceased to operate prior to their lease expiration date.

Supplemental Disclosure - Three Months Ended March 31, 2025	Page 46